Exhibit 10.4

Certain portions of this exhibit have been redacted in accordance with Item 601(a)(6) of Regulation S-K. This information is not material and disclosure of such information would constitute an unwarranted invasion of personal privacy. “[*]” indicates that information has been redacted.

AKANDA CORP.

UP TO $10,000,000 (or 4,000,000 SHARES) of COMMON SHARES

Investor Package dated as of August 26, 2021

This Investor Package (the “Investor Package”) contains the documents listed below in connection with an offering by Akanda Corp., a Province of Ontario, Canada corporation (“we” or the “Company”), of up to $10,000,000, or 4,000,000 shares of the Company’s common shares (the “Shares”). The offering of the Shares is known as the “Offering.”

The Shares under this Offering will only be offered and sold to “accredited investors” (“Accredited Investors”), as that term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) or, as defined under applicable Canadian laws, pursuant to Section 4(a)(2) of the Securities Act, Rule 506(b) of Regulation D promulgated thereunder, Regulation S promulgated thereunder and applicable foreign or state laws. The price of the Shares has been determined by us and such price does not necessarily bear any relation to the book value or other recognized criteria of value of the Company.

The Offering will commence on the date of this Investor Package and continue until the earlier of the sale of all 4,000,000 Shares or September 30, 2021, unless extended by the Company in its sole discretion.

The Company was only recently incorporated, has not commenced commercial operations and has no assets other than cash. The Company expects to acquire all the issued and outstanding equity interests of Canmart Limited, Bophelo Bio Science and Wellness (Pty) Ltd., Bophelo Holdings Limited and Cannahealth Limited from Halo Collective Inc. immediately prior to the closing of this Offering. See “The Proposed Acquisition” in the Business Summary of the Company on Exhibit B for more detailed information. The closing of the Offering will be subject to the completion of this acquisition.

Under our engagement letter with Boustead, originally entered into on June 17, 2021 (the “Engagement Letter”), Boustead has been engaged as our exclusive financial advisor for an initial 12 month term, which may be extended pursuant to the Engagement Letter, in connection with the Company’s intention to pursue corporate finance activities including private placements. The Shares are being offered in this Offering by Boustead Securities, LLC (“Boustead”) which will be paid a commission of 7% of the gross proceeds from the sale of Common Shares sold in the Offering and an additional non-accountable expense allowance of 1% of the gross proceeds from the sale of Common Shares in the Offering.

This Investor Package consists of (a) Subscription Agreement to be executed by the Company and each subscriber to the Shares, and an Investor Representation and Suitability Questionnaire to be completed by each subscriber to the Shares1, (b) Exhibit A – Terms of the Offering, (c) Exhibit B – Business Summary of the Company, (d) Exhibit C – Risk Factors to be considered by potential subscribers to the Shares, (d) Exhibit D – Company Investor Presentation, (e) Exhibit E – a Lock-Up Agreement to be executed by each subscriber to the Shares (collectively, the “Offering Documents”).

1 Investors other than Canadian Investors shall complete the “Investor Representation and Suitability Questionnaire (for non-Canadian Subscribers)”. Canadian investors shall complete the “Investor Representation and Suitability Questionnaire (for Canadian Subscribers)”.

SUBSCRIPTION PROCEDURE (FOR NON-CANADIAN SUBSCRIBERS):

To subscribe to purchase the Shares, an investor must pay the applicable subscription price and email a duly executed Subscription Agreement and a completed and duly executed Investor Representation and Suitability Questionnaire to offerings@boustead1828.com.

Alternatively, investors may mail or deliver a duly executed Subscription Agreement and a completed and duly executed Investor Representation and Suitability Questionnaire to:

Sutter Securities Clearing, LLC

6 Venture, Suite 395

Irvine, CA 92618

For: Akanda Corp.

The subscription price may be paid by wire transfer as follows:

Bank Name:	[*]
Bank Address:	[*]
SWIFT Code:	[*]
Routing #:	[*]

Account Name:	[*]
Account #:	[*]
REF / Notes:	Akanda Corp. – [Investor Name]

Subscription Agreement and Investor Representation and Suitability Questionnaire

Exhibit A - Term Sheet

Exhibit B - Business Summary

Exhibit C - Risk Factors

Exhibit D - Akanda Corp. Investor Presentation

Exhibit E - Lockup Agreement

SUBSCRIPTION PROCEDURE (FOR CANADIAN SUBSCRIBERS):

(Attached under separate cover)

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THE SHARES EXCEPT FOR THIS INVESTOR PACKAGE AND ANY EXHIBITS AND SUPPLEMENTS HERETO, AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS INVESTOR PACKAGE IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS INVESTOR PACKAGE, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS INVESTOR PACKAGE DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS INVESTOR PACKAGE DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR CANADIAN SECURITIES LAWS. YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS INVESTOR PACKAGE DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS INVESTOR PACKAGE AGREES TO DELETE OR OTHERWISE DESTROY IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS INVESTOR PACKAGE AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF SECURITIES, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY. THIS INVESTOR PACKAGE CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS. THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY.

THE OFFERING PRICE OF THE SECURITIES HAS BEEN DETERMINED ARBITRARILY. THE PRICE OF THE SECURITIES DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY. THE PRICE OF COMMON SHARES MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF COMMON SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY OR APPLICABLE QUOTED OR TRADING PRICES THAT MAY EXIST FOLLOWING REGISTRATION OR THE LAPSE OF RESTRICTIONS ON THE SECURITIES SOLD PURSUANT TO THE OFFERING OR OTHER RESTRICTIONS. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST FOLLOWING THE OFFERING.

THIS OFFERING IS MADE AS A PRIVATE PLACEMENT PURSUANT TO APPLICABLE Canadian Securities laws, SECTION 4(A)(2) OF THE SECURITIES ACT AND RULE 506(B) OF REGULATION D PROMULGATED THEREUNDER, AND ONLY TO PARTIES THAT ARE “ACCREDITED INVESTORS” AS DEFINED under canadian securities laws AND IN RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT, as applicable. OUTSIDE THE UNITED STATES and canada, THIS OFFERING IS ALSO MADE PURSUANT TO REGULATION S UNDER THE SECURITIES ACT ONLY TO PARTIES THAT ARE NOT “U.S. PERSONS” AS DEFINED IN SUCH REGULATION, AND PURSUANT TO EXEMPTIONS FROM APPLICABLE SECURITIES LAWS OF OTHER COUNTRIES (THE “FOREIGN SECURITIES LAWS”).

THIS OFFERING IS MADE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND FOREIGN SECURITIES LAWS AS DESCRIBED ABOVE. the COMPANY WILL NOT BE OBLIGATED TO REGISTER THE SHARES UNDER THE SECURITIES ACT OR ANY FOREIGN SECURITIES LAWS IN THE FUTURE. ALL THE SHARES, WHETHER ACQUIRED WITHIN THE UNITED STATES OR OUTSIDE THE UNITED STATES, WILL BE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT AND, THEREFORE, MAY NOT BE TRANSFERRED BY A HOLDER THEREOF WITHIN THE UNITED STATES OR TO A “U.S. PERSON” UNLESS SUCH TRANSFER IS MADE PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, PURSUANT TO AN EXEMPTION THEREFROM, OR IN A TRANSACTION OUTSIDE THE UNITED STATES PURSUANT TO THE RESALE PROVISIONS OF REGULATION S. MOREOVER, THE SHARES WILL BE SUBJECT TO LOCK-UP RESTRICTIONS SET FORTH IN THE OFFERING DOCUMENTS. HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. YOU MAY BE REQUIRED TO BEAR INDEFINITELY THE FINANCIAL RISKS OF ANY INVESTMENT YOU MAKE IN THE SHARES.

this offering is made on a private placement basis in canada and there are restrictions with respect to trading in, and the restricted period or statutory hold period applicable to the Securities imposed by canadian securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the Canadian securities regulatory authorities in each of the provinces AND TERRITORIES of Canada, as applicable.

THE COMPANY MAY REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, IN ANY ORDER AND FOR ANY OR NO REASON, IN OUR SOLE DISCRETION. IN THE EVENT THAT THIS OFFERING IS OVER-SUBSCRIBED, THE COMPANY MAY REDUCE (OR REJECT) THE SUBSCRIPTIONS BASED ON EACH INVESTOR’S PRO RATA PARTICIPATION IN THIS OFFERING OR IN ANY OTHER MANNER THAT THE COMPANY TOGETHER WITH THE PLACEMENT AGENT MAY DETERMINE, OR THE COMPANY MAY INCREASE THE SIZE OF THE OFFERING.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS INVESTOR PACKAGE. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS INVESTOR PACKAGE AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH INVESTOR SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS INVESTOR PACKAGE BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

THIS INVESTOR PACKAGE WAS PREPARED BY REPRESENTATIVES OF THE COMPANY. BOUSTEAD SECURITIES LLC, AND ITS OFFICERS, DIRECTORS, PARTNERS, SHAREHOLDERS, MANAGERS, MEMBERS AND EMPLOYEES, ACTING AS PLACEMENT AGENT, EXPRESSLY DISCLAIM ANY REPRESENTATION OR WARRANTY REGARDING INVOLVEMENT IN OR RESPONSIBILITY FOR ANY INFORMATION OR FORWARD-LOOKING STATEMENTS CONTAINED IN THIS MEMORANDUM. BOUSTEAD IS ACTING AS PLACEMENT AGENT FOR THE COMPANY, AND, IN THAT CAPACITY, IS NOT ACTING AS INVESTMENT ADVISOR TO PROSPECTIVE INVESTORS IN CONNECTION WITH THE SECURITIES BEING OFFERED IN THIS MEMORANDUM. PROSPECTIVE INVESTORS MUST MAKE THEIR OWN INVESTMENT DECISIONS. IN MAKING THOSE DECISIONS, PROSPECTIVE INVESTORS SHOULD BE AWARE THAT BOUSTEAD WILL RECEIVE A PLACEMENT FEE AND OTHER COMPENSATION AS DESCRIBED ELSEWHERE IN THIS INVESTOR PACKAGE.

CONFIDENTIALITY

By accepting delivery of this Investor Package, you acknowledge and agree that all of the information contained herein is of a confidential nature and that this Investor Package has been furnished to you for the sole purpose of enabling you to consider and evaluate an investment in the Shares. You agree that you will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in the Shares, and will not, directly or indirectly, disclose or permit your agents, representatives or affiliates to disclose any of such information without the prior written consent of the Company.

You also agree to make your agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this paragraph including your agreement to not disclose such information and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives. Likewise, without the prior written consent of the Company, you agree that you will not, directly or indirectly, make any statements, public announcements, or other release or provision of information in any form to any trade publication, to the press or to any other person or entity whose primary business is or includes the publication or dissemination of information related to the subject matter of this Investor Package. If you decide not to pursue further investigation or evaluation of the Company or to not participate in the Offering, you agree to promptly delete or otherwise destroy this Investor Package and any accompanying documentation (and all copies thereof).

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN QUALIFIED BY A PROSPECTUS IN CANADA AND THERE ARE RESTRICTIONS WITH RESPECT TO TRADING IN, AND THE RESTRICTED PERIOD OR STATUTORY HOLD PERIOD APPLICABLE TO THE SECURITIES IMPOSED BY CANADIAN SECURITIES LEGISLATION AND REGULATIONS OF, AND THE INSTRUMENTS, POLICIES, RULES, ORDERS, CODES, NOTICES AND INTERPRETATION NOTES OF THE CANADIAN SECURITIES REGULATORY AUTHORITIES IN EACH OF THE PROVINCES AND TERRITORIES OF CANADA, AS APPLICABLE.

SUBSCRIPTION AGREEMENT

Akanda Corp.

77 King Street West, Suite 400

Toronto-Dominion Centre

Toronto, Ontario M5K 0A1

Ladies and Gentlemen:

Subscription.  I (sometimes referred to herein as the “Investor” or “Subscriber”) hereby subscribe for and agree to purchase the Securities (as defined below) for the purchase price (the “Purchase Price”) set forth on the signature page hereto of Akanda Corp., a Province of Ontario, Canada corporation (the “Company”), on the terms and conditions described herein and in Exhibits A, B, C, D and E hereto (collectively, the “Offering Documents”).  Terms not defined herein are as defined in the Offering Documents.  The Company seeks to raise a minimum of $5,000,000 or, 2,000,000 shares (the “Minimum Offering Amount”) and maximum of $10,000,000 or 4,000,000 shares (the “Maximum Offering Amount”) in this Offering. The minimum amount of investment required from any one subscriber to participate in this Offering is $50,000 or 20,000 shares, subject to the Company’s discretion to access a smaller amount. All references to $ means United States dollars.

1.	Description of Securities; Description of Company and Risk Factors; Lock-Up.

a.            Description of Securities. The Company is offering (the “Offering”) to the Investor common shares of the Company (“Shares” or “Securities”) at a purchase price of $2.50 per share. For a more detailed description of the Securities see the Term Sheet attached as Exhibit A.

b.            Risks Related to the Investment in the Securities. Investing in the Securities involves a high degree of risk. Before investing, Investors should carefully consider the description of our business and the risks related to our business, as set forth in Exhibits B and C and the investor deck set forth in Exhibit D, together with the other information contained in Offering Documents.

c.            Lock-Up. In connection with this Offering, the Investor agrees to enter into the Lock-up Agreement attached as Exhibit E (the “Lock-up Agreement”) and be subject to the transfer restrictions set forth therein.

2.	Purchase.

a.	I hereby agree to tender to Sutter Securities Clearing, LLC (the “Escrow Agent”), by certified check or wire transfer of immediately available funds (to the bank account and related wire instructions set forth on page 2 of this Investor Package) made payable to “Akanda Corp.” for such number of Shares indicated on the signature page hereto, an executed copy of this Subscription Agreement, an executed copy of my Investor Representation and Suitability Questionnaire[2] (“Investor Questionnaire”) attached hereto and an executed copy of the Lock-up Agreement. Funds will be held in escrow, as set forth in more detail below (the “Escrow Account”), pending the Initial Closing.

b.	This Offering will continue until the earlier of (a) the sale of 4,000,000 Shares for $10,000,000 of gross proceeds of the Maximum Offering Amount or (b) September 30, 2021, subject to extension or early termination by mutual agreement of the Company and the Placement Agent (either, the “Termination Date”). Upon the earlier of a Closing (defined below) on my subscription or completion of the Offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

3.	Acceptance or Rejection of Subscription.

a.	I understand and agree that the Company reserves the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the Closing (defined below) of my subscription.

b.	In the event the Company rejects this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall be of no force or effect. In the event my subscription is accepted and the Offering is completed, the subscription funds submitted by me shall be released to the Company.

4.            Closing.  The closing (“Closing”) of this Offering may occur at any time and from time to time on or before the Termination Date.  The Company must achieve the Minimum Offering Amount and complete the proposed Acquisition described under “The Proposed Acquisition” in the Business Summary of the Company on Exhibit B (the “Acquisition”) prior to conducting an initial Closing (the “Initial Closing”).  Upon receipt of the Minimum Offering Amount, an Initial Closing will be held and all funds will be released from the Escrow Account and paid to the Company, less professional fees and compensation paid to the Placement Agent and syndicate members. Thereafter additional Closings will be held as funds are received up to the earlier to occur of receipt of the $10,000,000 Maximum Offering Amount or the Termination Date. Pending receipt of the Minimum Offering Amount, all subscriptions will be placed in escrow with the Escrow Agent. If, for any reason, the Minimum Offering Amount of subscriptions are not received by the Termination Date, all escrowed funds will be returned to subscribers, without interest or deduction. The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Securities has occurred.

5.            Disclosure.  The Shares under this Offering will only be offered and sold to “accredited investors”, as that term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or as defined under applicable Canadian law, and pursuant to Section 4(a)(2) of the Securities Act, Rule 506(b) of Regulation D promulgated thereunder, Regulation S promulgated thereunder and applicable foreign or state laws. The Securities are being sold without registration under the Securities Act or qualification by a prospectus under Canadian Securities Laws (as defined below). I acknowledge receipt of the Offering Documents and represent that I have carefully reviewed and understand the Offering Documents, including all exhibits attached hereto. I have received all information and materials regarding the Company that I have requested. I fully understand that each of the Company and the subsidiaries it contemplates acquiring under the Acquisition has a limited financial and operating history and that the Securities are speculative investments which involve a high degree of risk, including the potential loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities and I am qualified to make such investment based on my knowledge of and experience in investing in securities of this type. I have carefully considered the potential risks relating to the Company and purchase of its Securities and have, in particular, reviewed each of the risks set forth in the Offering Documents including the those discussed on Exhibit C. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

2 Investors other than Canadian Investors shall complete the “Investor Representation and Suitability Questionnaire (for non-Canadian Subscribers)”. Canadian investors shall complete the “Investor Representation and Suitability Questionnaire (for Canadian Subscribers)”.

6.            Investor Representations and Warranties.  I acknowledge, represent and warrant to, and agree with, the Company as follows:

a.	I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents, and I understand that by signing this Subscription Agreement I am agreeing to be bound by all of the terms and conditions of the Offering Documents.

b.	I acknowledge and am aware that there is no assurance as to the future performance of the Company.

c.	I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Securities, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

d.	I am purchasing the Securities for my own account for investment purposes only and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I hereby authorize the Company to place a restrictive legend on the Securities that are issued to me.

e.	I recognize that the Securities, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

f.	I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Securities and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

g.	I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

h.	I have relied solely upon my own investigation in making a decision to invest in the Company.

i.	I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

j.	I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

k.	I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

l.	I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501(a) promulgated thereunder or under applicable Canadian law and have attached the applicable completed Investor Questionnaire to indicate my “accredited investor” status. I can bear the entire economic risk of the investment in the Securities for an indefinite period of time and I am knowledgeable about and experienced in making investments in the equity securities of non-publicly traded companies, including early stage companies. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

m.	I understand that (1) the Securities have not been registered under the Securities Act, or the securities laws of certain states, in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company, and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of certain exemptions from registration afforded by the Securities Act and certain state securities laws.

n.	I understand that the sale of the Securities by the Company to me is conditional upon such sale being exempt from the requirements as to the filing of a prospectus and as to the preparation of an offering memorandum or similar document prescribed in any statute, regulation, instrument, rule or policy applicable to the sale of the Securities in any jurisdiction where the Securities are offered or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum or similar document.

o.	I understand that since neither the offer nor sale of the Securities has been registered under the Securities Act or the securities laws of any state, the Securities may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

p.	I have had the opportunity to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

q.	If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

r.	To the extent the undersigned Subscriber is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S, the undersigned has initialed the following representation (please initial below if applicable) and made the following representations below:

_____ The undersigned Subscriber is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S.3

i.	The undersigned is not acquiring the Securities for the account or benefit of a U.S. Person.

ii.	If the undersigned is a legal entity, it has not been formed specifically for the purpose of investing in the Company.

iii.	The undersigned hereby represents that he, she or it has satisfied and fully observed the laws of the jurisdiction in which he, she or it is located or domiciled, in connection with the acquisition of the Securities, including (i) the legal requirements of the undersigned’s jurisdiction for the acquisition of the Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the holding, redemption, sale, or transfer of the Securities; and further, the undersigned agrees to continue to comply with such laws as long as he, she or it shall hold the Securities.

3 Regulation S provides in part as follows:

1.            “U.S. person” means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2.            The following are not “U.S. persons”: (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

iv.	To the knowledge of the undersigned, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Securities. To the knowledge of the undersigned, the Securities were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

v.	The undersigned will offer, sell or otherwise transfer the Securities, only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

vi.	The undersigned will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

vii.	The undersigned represents and warrants that the undersigned is not a citizen of the United States and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The undersigned understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Securities under the Securities Act of 1933, as amended, and the provisions of relevant state securities laws.

s.	I, or others for whom I am contracting hereunder, am aware that the Company is not now a “reporting issuer” under Canadian Securities Laws and there is no guarantee that it will become a reporting issuer in the future and have been independently advised as to or am aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to the Securities imposed by securities legislation in Canada and the regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the Canadian securities regulatory authorities in each of the provinces and territories of Canada, as applicable (collectively the “Canadian Securities Laws”), that a suitable legend or legends will be placed on the certificates representing the Securities to reflect the applicable restricted period and hold period to which the Securities are subject, and I, or others for whom I am contracting hereunder, are solely responsible (and the Company is in no way responsible) for compliance with applicable resale restrictions.

t.	I acknowledge and agree that the certificates representing the Securities may bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) [DATE OF DISTRIBUTION], AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

u.	I, or others for whom I am contracting hereunder, am basing my investment decision solely on the Offering Documents and other publicly available information concerning the Company and not on any other information concerning the Company.

v.	I, or others for whom I am contracting hereunder, acknowledge that the Company is a private company and does not have any of its securities listed on a stock exchange, and there is no assurance that its securities will ever become publicly listed and that there is currently no market for the Securities and no market may ever develop.

w.	I, or others for whom I am contracting hereunder, acknowledge that as a consequence of the sale being exempt from the prospectus requirements of Canadian Securities Laws: (A) certain protections, rights and remedies provided by Canadian Securities Laws, including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to me, or, if applicable, others for whom I am contracting hereunder; (B) the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement; (C) I, or, if applicable, others for whom I am contracting hereunder, may not receive information that would otherwise be required to be given under Canadian Securities Laws; and (D) the Company is relieved from certain obligations that would otherwise apply under Canadian Securities Laws.

x.	I, or others for whom I am contracting hereunder, represent and warrant that no person has made any written or oral representation: (A) that any person will resell or repurchase any of the Securities; (B) that any person will refund the purchase price for the Securities; or (C) as to the future price or value of the Securities.

y.	I, or others for whom I am contracting hereunder, acknowledge that there is no government or other insurance covering the Securities.

z.	I, or others for whom I am contracting hereunder, represent and warrant that the funds representing the aggregate purchase price in respect of the Securities which will be advanced by me or on my behalf to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this paragraph the “PCMLTFA”) and I acknowledge that the Company may in the future be required by law to disclose my name and other information relating to this Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. (a) None of the subscription funds provided by me: (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to me; and (b) I will promptly notify the Company if I discover that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith.

aa.	I, and, if applicable, others for whom I am contracting hereunder, acknowledge that we have not received, nor have we requested nor had any need to receive, or been provided with a prospectus, offering memorandum (within the meaning of Canadian Securities Laws) or any document purporting to describe the business and affairs of the Company which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Securities, other than the Offering Documents and that my decision, or, if applicable, the decision of others for whom I am contracting hereunder, to enter into this Agreement and to purchase the Securities from the Company is based entirely upon the Offering Documents and not upon any other verbal or written representation as to fact or otherwise made by or on behalf of the Company.

bb.	I agree not to sell the Securities except in accordance with any applicable Canadian resale restrictions.

cc.	If required by applicable securities laws or stock exchange rules, I will execute, deliver and file or assist the Company in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Securities as may be required by applicable securities law, any securities commission, stock exchange or other regulatory authority.

dd.	I acknowledge that I have consented to and requested that all documents evidencing or relating in any way to the sale of the Securities be drawn up in the English language only. Le souscripteur reconnaît par les présentes avoir consenti et exigé que tous les documents faisant foi ou se rapportant de quelque manière à la vente des bons de unités soient rédigés en anglais seulement.

ee.	The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

7.            Placement Agent. The Company has engaged Boustead Securities LLC, a broker-dealer licensed with FINRA (the “Placement Agent”), as placement agent for the Offering on a reasonable best efforts basis. The Company anticipates that the Placement Agent and its sub-agents or syndicate members will be paid at each Closing from the proceeds in the Escrow Account, fees including and not to exceed: a cash commission of seven percent (7%) of the gross Purchase Price paid by subscribers in the Offering; and a non-accountable expense allowance of one percent (1%) of the gross Purchase Price paid by subscribers in the Offering. Any sub-agent or syndicate member of the Placement Agent that introduces investors to the Offering will be entitled to share in the cash fees attributable to those investors as described above, pursuant to the terms of an executed sub-agent, finder or selected dealer agreement). The Company will also pay certain expenses of the Placement Agent.

8.            Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber, as of the date hereof and on each Closing Date, (it being understood that these representations and warranties are given as of immediately following the closing of the Acquisition such that they are made with respect to the Company and each of the entities acquired directly and indirectly through the Acquisition), the following:

a.            Organization and Qualification. The Company and each of its subsidiaries is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the assets, business, financial condition, results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

b.            Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and each of the other agreements and documents that are exhibits hereto or thereto or are contemplated hereby or thereby or necessary or desirable to effect the transactions contemplated hereby or thereby (the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery by the Company of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities have been, or will be at the time of execution of such Transaction Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Transaction Document, required by the Company, its respective Board of Directors or its shareholders, (iii) each of the Transaction Documents will be duly executed and delivered by the Company, (iv) the Transaction Documents when executed and delivered by the Company and each other party thereto will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c.            Capitalization. The authorized capital stock of the Company consists of an unlimited number of common shares and preferred shares. Immediately prior to the Initial Closing, the Company will have no more than 20,137,740 common shares outstanding on a “fully diluted” basis, and no preferred shares issued and outstanding. Such “fully diluted” shares outstanding will not include the Company’s right at any time, upon the approval of its Board of Directors or the compensation committee thereof, to award stock options and/or restricted share unit awards to qualified participants pursuant to the terms of the Company’s Employee Stock Option Plan. All of the outstanding shares of capital stock or other equity interests of each of the Company’s subsidiaries have been or will be, as of the Initial Closing, duly authorized, validly issued and are fully paid and nonassessable. (i) No shares of capital stock or other equity interests of the Company or any of its subsidiaries will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there will be no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act, and (iii) there are no securities or instruments of the Company or any of its subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Securities as described in this Agreement. Upon request, the Company will make available to the Subscriber true and correct copies of the Company’s articles of incorporation, and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s by-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable for common shares and the material rights of the holders thereof in respect thereto other than stock options issued to officers, directors, employees and consultants.

d.            Subsidiaries. Upon the completion of the contemplated Acquisition and prior to the Initial Closing, the Company will own, directly or indirectly, 100% of Canmart Limited, Bophelo Bio Science and Wellness (Pty) Ltd., Bophelo Holdings Limited and Cannahealth Limited. The Company will have no other direct or indirect subsidiaries as of each Closing.

e.            Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, and are free and clear of all taxes, liens and charges with respect to the issue thereof.

f.            No Conflicts. The execution, delivery and performance of each of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation or the By-laws (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, except for those which would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a Material Adverse Effect. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity, except for any violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act, Canadian Securities Laws and any applicable state or foreign securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of the Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding two sentences have been or will be obtained or effected on or prior to the Closing.

g.            Absence of Litigation. There is no action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation before or by any court, public board, governmental or administrative agency, self-regulatory organization, arbitrator, regulatory authority, stock market, stock exchange or trading facility (an “Action”) now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any of the other Transaction Documents, or (ii) have a Material Adverse Effect.

h.            Acknowledgment Regarding Subscriber’s Purchase of the Securities. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by such Subscriber or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Subscriber’s purchase of the Securities.

i.            No General Solicitation. Neither the Company, nor any of its “affiliates” (as defined in Rule 144 under the Securities Act), nor, to the knowledge of the Company, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

j.            No Integrated Offering. Neither the Company, nor any of its affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

k.            Employee Relations. Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any subsidiary is party to any collective bargaining agreement. The Company’s and/or its subsidiaries’ employees are not members of any union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

l.            Permits. The Company and its subsidiaries have all authorizations, approvals, clearances, licenses, permits, certificates or exemptions (including manufacturing approvals and authorizations, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent) issued by any regulatory authority or governmental agency (collectively, “Permits”) required to conduct their respective businesses as currently conducted and as will be conducted immediately following the Acquisition, except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company or its subsidiaries have fulfilled and performed in all material respects their obligations under each Permit, and, as of the date hereof, to the knowledge of the Company, no event has occurred or condition or state of facts exists which would constitute a breach or default or would cause revocation or termination of any such Permit except to the extent that such breach, default, revocation or termination would not have a Material Adverse Effect.

m.            Title. Each of the Company and its subsidiaries has good and marketable title to all of its real and personal property and assets, free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

n.            Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

o.            Reliance. The Company acknowledges that the Subscriber is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Subscriber purchasing the Securities. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Subscriber would not enter into this Agreement.

p.            Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of fees to the Placement Agent as described above.

q.            Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any subsidiary and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its financial statements and is not so disclosed or that otherwise would have a Material Adverse Effect.

r.            Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

s.            Reliance. The Company acknowledges that the Purchaser is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Purchaser purchasing the Shares. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Purchaser would not enter into this Agreement.

9.            Indemnification.

a.            Investor Indemnification. I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, advisors and counsel, and Boustead Securities, LLC and its officers, directors, shareholders, employees, agents, advisors and counsel, against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

b.            Company Indemnification. The Company agrees to indemnify and hold harmless each Subscriber, the Placement Agent and their respective affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Offering Documents, and will reimburse any such person for all such amounts as they are incurred by such person.

10.            Transfer Restrictions. None of the Shares have been registered under the Securities Act. As such, any Shares purchased pursuant to this Subscription Agreement constitute “restricted securities” under the Securities Act. Such Shares may not be sold or otherwise transferred unless they are registered under the Securities Act and applicable foreign or state laws or unless exemptions from registration are available under such laws. Any certificates evidencing the Shares will bear a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of such securities unless and until such securities are registered under the Securities Act or an opinion of counsel acceptable to the Company is received concluding that registration is not required under the Securities Act. The Company is also not a reporting issuer in any jurisdiction of Canada and the Shares are not currently listed on any stock exchange. Accordingly, pursuant to Canadian securities laws, the Shares will be subject to a statutory hold period in Canada expiring on the date which is four months and a day after the later of (i) the issuance date, and (ii) the date that the Company becomes a reporting issuer in any province or territory of Canada.

11.            Collection of Personal Information. I, on my own behalf and, if applicable, on behalf of each beneficial purchaser for whom I am contracting hereunder, acknowledge and consent to the fact that the Company is collecting our personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), and, if applicable, that of each beneficial purchaser for whom I am contracting hereunder, for the purpose of completing this Agreement and the transaction contemplated herein. I, on my own behalf, and, if applicable, on behalf of each beneficial purchaser for whom I am contracting hereunder, acknowledge and consent to the Company retaining such personal information for as long as permitted or required by law or business practices. I, on my own behalf, and, if applicable, on behalf of each beneficial purchaser for whom I am contracting hereunder, further acknowledge and consent to the fact that the Company may be required by Canadian Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada or otherwise by applicable law to provide regulatory authorities with any personal information provided under this Agreement. I represent and warrant, as applicable, that I have the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom I am contracting hereunder. In addition to the foregoing, I agree and acknowledge that the Company may use and disclose my personal information, or that of each beneficial purchaser for whom I am contracting hereunder, as follows:

•	for internal use with respect to managing the relationships between and contractual obligations of the Company and me or any beneficial purchaser for whom I am contracting hereunder;

•	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

•	for disclosure to stock exchanges, securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

•	for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

•	for disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

•	for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with my prior written consent;

•	for disclosure to a court determining the rights of the parties under this Agreement; or

•	for use and disclosure as otherwise required or permitted by law.

The information provided by me in this Agreement identifying my name, address, and telephone number, the number of Securities being purchased hereunder, the aggregate purchase price and the closing date, will be disclosed to the securities regulatory authority or regulator in each of the provinces and territories of Canada in which Securities are distributed by the Company, and such information is being collected by such securities regulatory authorities and regulators under the authority granted to each of them under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of such selling jurisdictions. I hereby authorize the indirect collection of such information by such securities regulatory authorities and regulators. In the event I have any questions with respect to the indirect collection of such information by such securities regulatory authorities and regulators, I should contact the applicable securities regulatory authority or regulator using the contact information set out below:

•      British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2, Inquiries: (604) 899-6854, Toll free in Canada: 1-800-373-6393, Facsimile: (604) 899-6581, Email: inquiries@bcsc.bc.ca;

•      Alberta Securities Commission, Suite 600, 250 – 5th Street, SW Calgary, Alberta T2P 0R4, Telephone: (403) 297-6454, Toll free in Canada: 1-877-355-0585, Facsimile: (403) 297-2082;

•      Financial and Consumer Affairs Authority of Saskatchewan, Suite 601 - 1919 Saskatchewan Drive, Regina, Saskatchewan S4P 4H2, Telephone: (306) 787-5879, Facsimile: (306) 787-5899;

•      The Manitoba Securities Commission, 500 – 400 St. Mary Avenue, Winnipeg, Manitoba R3C 4K5, Telephone: (204) 945-2548, Toll free in Manitoba 1-800-655-5244, Facsimile: (204) 945-0330;

•      Ontario Securities Commission, 20 Queen Street West, 22nd Floor Toronto, Ontario M5H 3S8, Telephone: (416) 593- 8314, Toll free in Canada: 1-877-785-1555, Facsimile: (416) 593-8122, Email: exemptmarketfilings@osc.gov.on.ca, Public official contact regarding indirect collection of information: Inquiries Officer;

•      Autorité des marchés financiers, 800, Square Victoria, 22e étage, C.P. 246, Tour de la Bourse, Montréal, Québec H4Z 1G3, Telephone: (514) 395-0337 or 1-877-525-0337, Facsimile: (514) 873-6155 (For filing purposes only), Facsimile: (514) 864-6381 (For privacy requests only), Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers);

•      Financial and Consumer Services Commission (New Brunswick), 85 Charlotte Street,, Suite 300 Saint John, New Brunswick E2L 2J2, Telephone: (506) 658-3060, Toll free in Canada: 1-866-933-2222, Facsimile: (506) 658-3059, Email: info@fcnb.ca

•      Nova Scotia Securities Commission, Suite 400, 5251 Duke Street, Duke Tower, P.O. Box 458 Halifax, Nova Scotia B3J 2P8, Telephone: (902) 424-7768, Facsimile: (902) 424-4625;

•      Prince Edward Island Securities Office, 95 Rochford Street, 4th Floor Shaw Building, P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8, Telephone: (902) 368-4569, Facsimile: (902) 368-5283;

•      Government of Newfoundland and Labrador, Financial Services Regulation Division, P.O. Box 8700, Confederation Building 2nd Floor, West Block, Prince Philip Drive, St. John's, Newfoundland and Labrador A1B 4J6, Attention: Director of Securities, Telephone: (709) 729-4189, Facsimile: (709) 729-6187;

•      Government of Yukon, Department of Community Services Law Centre, 3rd Floor, 2130 Second Avenue, Whitehorse, Yukon Y1A 5H6, Telephone: (867) 667-5314, Facsimile: (867) 393-6251;

•      Government of the Northwest Territories, Office of the Superintendent of Securities, P.O. Box 1320 Yellowknife, Northwest Territories X1A 2L9 Attention: Deputy Superintendent, Legal & Enforcement, Telephone: (867) 920-8984, Facsimile: (867) 873-0243; and

•      Government of Nunavut, Department of Justice, Legal Registries Division, P.O. Box 1000, Station 570, 1st Floor, Brown Building, Iqaluit, Nunavut X0A 0H0, Telephone: (867) 975-6590, Facsimile: (867) 975-6594.

12.            Severability.  In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

13.            No Third-Party Beneficiaries Other than Placement Agent. Except for the Placement Agent, who is an intended third-party beneficiary of this Agreement, including the representations and warranties and indemnities made in this Agreement, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person

14.            Choice of Law and Jurisdiction.  This Subscription Agreement shall be governed by the laws of the Province of Ontario, Canada.  Any action arising out of this Subscription Agreement shall be brought exclusively in a court of competent jurisdiction in the Province of Ontario, and the parties hereby irrevocably attorn to the courts of such Province.

15.            Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Subscription Agreement may be by actual or facsimile signature.

16.            Assignability.  Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the undersigned without the prior written consent of the Company. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

17.            Notices and Addresses.  All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar receipted delivery, or by email delivery, as follows:

Investor:

At the address designated on the signature

page of this Subscription Agreement.

The Company:

Akanda Corp.

77 King Street West, Suite 400

Toronto-Dominion Centre

Toronto, Ontario M5K 0A1

Attn: Trevor Scott

Email: trevor@akandacorp.com

With a copy to:

Greenberg Traurig, P.A.

1201 K Street, Suite 1100

Sacramento, CA 95814

Attn: Mark Lee, Esq.

Email: leema@gtlaw.com

Dentons Canada LLP

77 King Street West, Suite 400

Toronto-Dominion Centre

Toronto, ON M5K 0A1 Canada

Attn: Eric Foster

Email: eric.foster@dentons.com

or to such other address as any of them, by notice to the others may designate from time to time.  The transmission confirmation receipt from the sender's email service provider shall be conclusive evidence of successful email delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

18.            Entire Agreement.  This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

19.            Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

20.            Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

21.            Acceptance of Subscription.  The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

United States Disclaimers

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FLORIDA RESIDENTS: THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS (EXCLUDING ACCREDITED INVESTORS) IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID HIS OR HER PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

Canadian Disclaimers

The Offering Documents may constitute an offering memorandum under Canadian Securities Laws. Securities legislation in certain of the provinces of Canada provides purchasers with rights of rescission or damages, or both, where an offering memorandum or any amendment to it contains a misrepresentation. A “misrepresentation” is an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make any statement not misleading or false in the light of the circumstances in which it was made.

These remedies must be commenced by the purchaser within the time limits prescribed and are subject to the defences contained in the applicable securities legislation. Each purchaser should refer to the provisions of the applicable securities laws for the particulars of these rights or consult with a legal advisor.

The following rights will only apply to a purchaser of securities of the Company in the event that the Offering Documents are deemed to be an offering memorandum pursuant to applicable securities legislation in certain provinces of Canada and are in addition to and without derogation from any other right or remedy which purchasers may have at law and are intended to correspond to the provisions of the relevant Canadian Securities Laws and are subject to the defences contained therein. The following summaries are subject to the express provisions of the applicable securities statutes and instruments in the below-referenced provinces and the regulations, rules and policy statements thereunder and reference is made thereto for the complete text of such provisions.

FOR ONTARIO RESIDENTS: UNDER ONTARIO SECURITIES LEGISLATION, CERTAIN PURCHASERS WHO PURCHASE SECURITIES OFFERED BY AN OFFERING MEMORANDUM DURING THE PERIOD OF DISTRIBUTION WILL HAVE A STATUTORY RIGHT OF ACTION FOR DAMAGES, OR WHILE STILL THE OWNER OF THE SECURITIES, FOR RESCISSION AGAINST THE ISSUER OR ANY SELLING SECURITY HOLDER IF THE OFFERING MEMORANDUM CONTAINS A MISREPRESENTATION WITHOUT REGARD TO WHETHER THE PURCHASERS RELIED ON THE MISREPRESENTATION. THE RIGHT OF ACTION FOR DAMAGES IS EXERCISABLE NOT LATER THAN THE EARLIER OF 180 DAYS FROM THE DATE THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION AND THREE YEARS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. THE RIGHT OF ACTION FOR RESCISSION IS EXERCISABLE NOT LATER THAN 180 DAYS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. IF A PURCHASER ELECTS TO EXERCISE THE RIGHT OF ACTION FOR RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER OR ANY SELLING SECURITY HOLDER. IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED TO THE PURCHASER AND IF THE PURCHASER IS SHOWN TO HAVE PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION, THE ISSUER AND ANY SELLING SECURITY HOLDER WILL HAVE NO LIABILITY. IN THE CASE OF AN ACTION FOR DAMAGES, THE ISSUER AND ANY SELLING SECURITY HOLDER WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT ARE PROVEN TO NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON. THESE RIGHTS ARE NOT AVAILABLE FOR A PURCHASER THAT IS (A) A CANADIAN FINANCIAL INSTITUTION OR A SCHEDULE III BANK (EACH AS DEFINED IN NATIONAL INSTRUMENT 45-106 – PROSPECTUS EXEMPTIONS), (B) THE BUSINESS DEVELOPMENT BANK OF CANADA INCORPORATED UNDER THE BUSINESS DEVELOPMENT BANK OF CANADA ACT (CANADA), OR (C) A SUBSIDIARY OF ANY PERSON REFERRED TO IN PARAGRAPHS (A) AND (B), IF THE PERSON OWNS ALL OF THE VOTING SECURITIES OF THE SUBSIDIARY, EXCEPT THE VOTING SECURITIES REQUIRED BY LAW TO BE OWNED BY DIRECTORS OF THAT SUBSIDIARY. THESE RIGHTS ARE IN ADDITION TO, AND WITHOUT DEROGATION FROM, ANY OTHER RIGHTS OR REMEDIES AVAILABLE AT LAW TO AN ONTARIO PURCHASER. THE FOREGOING IS A SUMMARY OF THE RIGHTS AVAILABLE TO AN ONTARIO PURCHASER. NOT ALL DEFENCES UPON WHICH AN ISSUER, SELLING SECURITY HOLDER OR OTHERS MAY RELY ARE DESCRIBED HEREIN. ONTARIO PURCHASERS SHOULD REFER TO THE COMPLETE TEXT OF THE RELEVANT STATUTORY PROVISIONS.

FOR ALBERTA AND BRITISH COLUMBIA RESIDENTS: BY PURCHASING SECURITIES OF THE COMPANY, PURCHASERS IN ALBERTA AND BRITISH COLUMBIA ARE NOT ENTITLED TO THE STATUTORY RIGHTS DESCRIBED ABOVE. IN CONSIDERATION OF THEIR PURCHASE OF SECURITIES IN THE COMPANY AND UPON ACCEPTING A PURCHASE CONFIRMATION IN RESPECT THEREOF, THESE PURCHASERS ARE HEREBY GRANTED BY THE COMPANY, A CONTRACTUAL RIGHT OF ACTION FOR DAMAGES OR RESCISSION THAT IS SUBSTANTIALLY THE SAME AS THE STATUTORY RIGHT OF ACTION PROVIDED TO RESIDENTS OF ONTARIO WHO PURCHASE SECURITIES.

FOR SASKATCHEWAN RESIDENTS: UNDER SASKATCHEWAN SECURITIES LEGISLATION, CERTAIN PURCHASERS WHO PURCHASE SECURITIES OFFERED BY AN OFFERING MEMORANDUM DURING THE PERIOD OF DISTRIBUTION WILL HAVE A STATUTORY RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER, EVERY DIRECTOR AND PROMOTER OF THE ISSUER OR ANY SELLING SECURITY HOLDER AS OF THE DATE OF THE OFFERING MEMORANDUM, EVERY PERSON OR COMPANY WHOSE CONSENT HAS BEEN FILED UNDER THE OFFERING MEMORANDUM, EVERY PERSON OR COMPANY THAT SIGNED THE OFFERING MEMORANDUM OR THE AMENDMENT TO THE OFFERING MEMORANDUM AND EVERY PERSON OR COMPANY WHO SELLS THE SECURITIES ON BEHALF OF THE ISSUER OR SELLING SECURITY HOLDER UNDER THE OFFERING MEMORANDUM, OR WHILE STILL THE OWNER OF THE SECURITIES, FOR RESCISSION AGAINST THE ISSUER OR SELLING SECURITY HOLDER IF THE OFFERING MEMORANDUM CONTAINS A MISREPRESENTATION WITHOUT REGARD TO WHETHER THE PURCHASERS RELIED ON THE MISREPRESENTATION. THE RIGHT OF ACTION FOR DAMAGES IS EXERCISABLE NOT LATER THAN THE EARLIER OF ONE YEAR FROM THE DATE THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION AND SIX YEARS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. THE RIGHT OF ACTION FOR RESCISSION IS EXERCISABLE NOT LATER THAN 180 DAYS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. IF A PURCHASER ELECTS TO EXERCISE THE RIGHT OF ACTION FOR RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER OR THE OTHERS LISTED ABOVE. IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED TO THE PURCHASER AND IF THE PURCHASER IS SHOWN TO HAVE PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION, THE ISSUER AND THE OTHERS LISTED ABOVE WILL HAVE NO LIABILITY. IN THE CASE OF AN ACTION FOR DAMAGES, THE ISSUER AND THE OTHERS LISTED ABOVE WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT ARE PROVEN TO NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON.

OTHER DEFENCES IN SASKATCHEWAN LEGISLATION INCLUDE THAT NO PERSON OR COMPANY, OTHER THAN THE ISSUER, WILL BE LIABLE IF THE PERSON OR COMPANY PROVES THAT (A) THE OFFERING MEMORANDUM OR ANY AMENDMENT TO IT WAS SENT OR DELIVERED WITHOUT THE PERSON’S OR COMPANY’S KNOWLEDGE OR CONSENT AND THAT, ON BECOMING AWARE OF IT BEING SENT OR DELIVERED, THAT PERSON OR COMPANY IMMEDIATELY GAVE REASONABLE GENERAL NOTICE THAT IT WAS SO SENT OR DELIVERED, OR (B) WITH RESPECT TO ANY PART OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO IT PURPORTING TO BE MADE ON THE AUTHORITY OF AN EXPERT, OR PURPORTING TO BE A COPY OF, OR AN EXTRACT FROM, A REPORT, AN OPINION OR A STATEMENT OF AN EXPERT, THAT PERSON OR COMPANY HAD NO REASONABLE GROUNDS TO BELIEVE AND DID NOT BELIEVE THAT THERE HAD BEEN A MISREPRESENTATION, THE PART OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO IT DID NOT FAIRLY REPRESENT THE REPORT, OPINION OR STATEMENT OF THE EXPERT.

NO PERSON OR COMPANY, OTHER THAN THE ISSUER, IS LIABLE FOR ANY PART OF THE OFFERING MEMORANDUM OR THE AMENDMENT TO THE OFFERING MEMORANDUM NOT PURPORTING TO BE MADE ON THE AUTHORITY OF AN EXPERT AND NOT PURPORTING TO BE A COPY OF OR AN EXTRACT FROM A REPORT, OPINION OR STATEMENT OF AN EXPERT, UNLESS THE PERSON OR COMPANY (A) FAILED TO CONDUCT A REASONABLE INVESTIGATION SUFFICIENT TO PROVIDE REASONABLE GROUNDS FOR A BELIEF THAT THERE HAD BEEN NO MISREPRESENTATION, OR (B) BELIEVED THERE HAD BEEN A MISREPRESENTATION.

SIMILAR RIGHTS OF ACTION FOR DAMAGES AND RESCISSION ARE PROVIDED IN SASKATCHEWAN LEGISLATION IN RESPECT OF A MISREPRESENTATION IN ADVERTISING AND SALES LITERATURE DISSEMINATED IN CONNECTION WITH AN OFFERING OF SECURITIES.

SASKATCHEWAN LEGISLATION ALSO PROVIDES THAT WHERE AN INDIVIDUAL MAKES A VERBAL STATEMENT TO A PROSPECTIVE PURCHASER THAT CONTAINS A MISREPRESENTATION RELATING TO THE SECURITY PURCHASED AND THE VERBAL STATEMENT IS MADE EITHER BEFORE OR CONTEMPORANEOUSLY WITH THE PURCHASE OF THE SECURITY, THE PURCHASER HAS, WITHOUT REGARD TO WHETHER THE PURCHASER RELIED ON THE MISREPRESENTATION, A RIGHT OF ACTION FOR DAMAGES AGAINST THE INDIVIDUAL WHO MADE THE VERBAL STATEMENT.

IN ADDITION, SASKATCHEWAN LEGISLATION PROVIDES A PURCHASER WITH THE RIGHT TO VOID THE PURCHASE AGREEMENT AND TO RECOVER ALL MONEY AND OTHER CONSIDERATION PAID BY THE PURCHASER FOR THE SECURITIES IF THE SECURITIES ARE SOLD BY A VENDOR WHO IS TRADING IN SASKATCHEWAN IN CONTRAVENTION OF SASKATCHEWAN SECURITIES LEGISLATION, REGULATIONS OR A DECISION OF THE FINANCIAL AND CONSUMER AFFAIRS AUTHORITY OF SASKATCHEWAN.

THE SASKATCHEWAN LEGISLATION ALSO PROVIDES A RIGHT OF ACTION FOR RESCISSION OR DAMAGES TO A PURCHASER OF SECURITIES TO WHOM AN OFFERING MEMORANDUM OR ANY AMENDMENT TO IT WAS NOT SENT OR DELIVERED PRIOR TO OR AT THE SAME TIME AS THE PURCHASER ENTERS INTO AN AGREEMENT TO PURCHASE THE SECURITIES, AS REQUIRED BY THE SASKATCHEWAN LEGISLATION.

A PURCHASER WHO RECEIVES AN AMENDED OFFERING MEMORANDUM HAS THE RIGHT TO WITHDRAW FROM THE AGREEMENT TO PURCHASE THE SECURITIES BY DELIVERING A NOTICE TO THE ISSUER OR SELLING SECURITY HOLDER WITHIN TWO BUSINESS DAYS OF RECEIVING THE AMENDED OFFERING MEMORANDUM.

THESE RIGHTS ARE IN ADDITION TO, AND WITHOUT DEROGATION FROM, ANY OTHER RIGHTS OR REMEDIES AVAILABLE AT LAW TO A SASKATCHEWAN PURCHASER. THE FOREGOING IS A SUMMARY OF THE RIGHTS AVAILABLE TO A SASKATCHEWAN PURCHASER. NOT ALL DEFENCES UPON WHICH AN ISSUER OR OTHERS MAY RELY ARE DESCRIBED HEREIN. SASKATCHEWAN PURCHASERS SHOULD REFER TO THE COMPLETE TEXT OF THE RELEVANT STATUTORY PROVISIONS.

FOR MANITOBA RESIDENTS: IF AN OFFERING MEMORANDUM OR ANY AMENDMENT THERETO, SENT OR DELIVERED TO A PURCHASER CONTAINS A MISREPRESENTATION, THE PURCHASER WHO PURCHASES THE SECURITY IS DEEMED TO HAVE RELIED ON THE MISREPRESENTATION IF IT WAS A MISREPRESENTATION AT THE TIME OF THE PURCHASE AND HAS A STATUTORY RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER, EVERY DIRECTOR OF THE ISSUER AT THE DATE OF THE OFFERING MEMORANDUM, AND EVERY PERSON OR COMPANY WHO SIGNED THE OFFERING MEMORANDUM. ALTERNATIVELY, THE PURCHASER MAY ELECT TO EXERCISE A STATUTORY RIGHT OF RESCISSION AGAINST THE ISSUER, IN WHICH CASE THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST ANY OF THE AFOREMENTIONED PERSONS.

UNLESS OTHERWISE PROVIDED UNDER APPLICABLE SECURITIES LEGISLATION, NO ACTION SHALL BE COMMENCED TO ENFORCE ANY OF THE FOREGOING RIGHTS MORE THAN: (A) IN THE CASE OF AN ACTION FOR RESCISSION, 180 DAYS FROM THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION, OR (B) IN THE CASE OF AN ACTION FOR DAMAGES, THE EARLIER OF (I) 180 DAYS AFTER THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION, OR (II) TWO YEARS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION.

A PURCHASER TO WHOM THE OFFERING MEMORANDUM IS REQUIRED TO BE SENT MAY RESCIND THE CONTRACT TO PURCHASE THE SECURITIES BY SENDING A WRITTEN NOTICE OF RESCISSION TO THE ISSUER NOT LATER THAN MIDNIGHT ON THE SECOND DAY, EXCLUDING SATURDAYS, SUNDAY AND HOLIDAYS, AFTER THE PURCHASER SIGNS THE AGREEMENT TO PURCHASE THE SECURITIES.

SECURITIES LEGISLATION IN MANITOBA PROVIDES A NUMBER OF LIMITATIONS AND DEFENCES TO SUCH ACTIONS, INCLUDING:

A) IN AN ACTION FOR RESCISSION OR DAMAGES, NO PERSON OR COMPANY WILL BE LIABLE IF IT PROVES THAT THE PURCHASER PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION;

B) IN AN ACTION FOR DAMAGES, NO PERSON OR COMPANY WILL BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT IT PROVES DO NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON; AND

C) IN NO CASE WILL THE AMOUNT RECOVERABLE UNDER THE RIGHT OF ACTION DESCRIBED ABOVE EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED UNDER THE OFFERING MEMORANDUM.

FOR NEW BRUNSWICK RESIDENTS: UNDER NEW BRUNSWICK SECURITIES LEGISLATION, CERTAIN PURCHASERS WHO PURCHASE SECURITIES OFFERED BY AN OFFERING MEMORANDUM DURING THE PERIOD OF DISTRIBUTION WILL HAVE A STATUTORY RIGHT OF ACTION FOR DAMAGES, OR WHILE STILL THE OWNER OF THE SECURITIES, FOR RESCISSION AGAINST THE ISSUER AND ANY SELLING SECURITY HOLDER IN THE EVENT THAT THE OFFERING MEMORANDUM, OR A DOCUMENT INCORPORATED BY REFERENCE IN OR DEEMED INCORPORATED INTO THE OFFERING MEMORANDUM, CONTAINS A MISREPRESENTATION WITHOUT REGARD TO WHETHER THE PURCHASERS RELIED ON THE MISREPRESENTATION. THE RIGHT OF ACTION FOR DAMAGES IS EXERCISABLE NOT LATER THAN THE EARLIER OF ONE YEAR FROM THE DATE THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION AND SIX YEARS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. THE RIGHT OF ACTION FOR RESCISSION IS EXERCISABLE NOT LATER THAN 180 DAYS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. IF A PURCHASER ELECTS TO EXERCISE THE RIGHT OF ACTION FOR RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER OR ANY SELLING SECURITY HOLDER. IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED TO THE PURCHASER AND IF THE PURCHASER IS SHOWN TO HAVE PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION, THE ISSUER AND ANY SELLING SECURITY HOLDER WILL HAVE NO LIABILITY. IN THE CASE OF AN ACTION FOR DAMAGES, THE ISSUER AND ANY SELLING SECURITY HOLDER WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT ARE PROVEN TO NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON.

THESE RIGHTS ARE IN ADDITION TO, AND WITHOUT DEROGATION FROM, ANY OTHER RIGHTS OR REMEDIES AVAILABLE AT LAW TO A NEW BRUNSWICK PURCHASER. THE FOREGOING IS A SUMMARY OF THE RIGHTS AVAILABLE TO A NEW BRUNSWICK PURCHASER. NOT ALL DEFENCES UPON WHICH AN ISSUER, SELLING SECURITY HOLDER OR OTHERS MAY RELY ARE DESCRIBED HEREIN. NEW BRUNSWICK PURCHASERS SHOULD REFER TO THE COMPLETE TEXT OF THE RELEVANT STATUTORY PROVISIONS.

FOR NOVA SCOTIA RESIDENTS: UNDER NOVA SCOTIA SECURITIES LEGISLATION, CERTAIN PURCHASERS WHO PURCHASE SECURITIES OFFERED BY AN OFFERING MEMORANDUM DURING THE PERIOD OF DISTRIBUTION WILL HAVE A STATUTORY RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER OR OTHER SELLER AND THE DIRECTORS OF THE ISSUER AS OF THE DATE THE OFFERING MEMORANDUM, OR WHILE STILL THE OWNER OF THE SECURITIES, FOR RESCISSION AGAINST THE ISSUER OR OTHER SELLER IF THE OFFERING MEMORANDUM, OR A DOCUMENT INCORPORATED BY REFERENCE IN OR DEEMED INCORPORATED INTO THE OFFERING MEMORANDUM, CONTAINS A MISREPRESENTATION WITHOUT REGARD TO WHETHER THE PURCHASERS RELIED ON THE MISREPRESENTATION. THE RIGHT OF ACTION FOR DAMAGES OR RESCISSION IS EXERCISABLE NOT LATER THAN 120 DAYS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES OR AFTER THE DATE ON WHICH THE INITIAL PAYMENT FOR THE SECURITIES WAS MADE WHERE PAYMENTS SUBSEQUENT TO THE INITIAL PAYMENT ARE MADE PURSUANT TO A CONTRACTUAL COMMITMENT ASSUMED PRIOR TO, OR CONCURRENTLY WITH, THE INITIAL PAYMENT. IF A PURCHASER ELECTS TO EXERCISE THE RIGHT OF ACTION FOR RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER OR OTHER SELLER OR THE DIRECTORS OF THE ISSUER. IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED TO THE PURCHASER AND IF THE PURCHASER IS SHOWN TO HAVE PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION, THE ISSUER OR OTHER SELLER AND THE DIRECTORS OF THE ISSUER WILL HAVE NO LIABILITY. IN THE CASE OF AN ACTION FOR DAMAGES, THE ISSUER OR OTHER SELLER AND THE DIRECTORS OF THE ISSUER WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT ARE PROVEN TO NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON.

IN ADDITION, A PERSON OR COMPANY, OTHER THAN THE ISSUER, IS NOT LIABLE WITH RESPECT TO ANY PART OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM NOT PURPORTING (A) TO BE MADE ON THE AUTHORITY OF AN EXPERT OR (B) TO BE A COPY OF, OR AN EXTRACT FROM, A REPORT, OPINION OR STATEMENT OF AN EXPERT, UNLESS THE PERSON OR COMPANY (I) FAILED TO CONDUCT A REASONABLE INVESTIGATION TO PROVIDE REASONABLE GROUNDS FOR A BELIEF THAT THERE HAD BEEN NO MISREPRESENTATION OR (II) BELIEVED THAT THERE HAD BEEN A MISREPRESENTATION.

A PERSON OR COMPANY, OTHER THAN THE ISSUER, WILL NOT BE LIABLE IF THAT PERSON OR COMPANY PROVES THAT (A) THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM WAS SENT OR DELIVERED TO THE PURCHASER WITHOUT THE PERSON’S OR COMPANY’S KNOWLEDGE OR CONSENT AND THAT, ON BECOMING AWARE OF ITS DELIVERY, THE PERSON OR COMPANY GAVE REASONABLE GENERAL NOTICE THAT IT WAS DELIVERED WITHOUT THE PERSON’S OR COMPANY’S KNOWLEDGE OR CONSENT, (B) AFTER DELIVERY OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM AND BEFORE THE PURCHASE OF THE SECURITIES BY THE PURCHASER, ON BECOMING AWARE OF ANY MISREPRESENTATION IN THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM, THE PERSON OR COMPANY WITHDREW THE PERSON’S OR COMPANY’S CONSENT TO THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM, AND GAVE REASONABLE GENERAL NOTICE OF THE WITHDRAWAL AND THE REASON FOR IT, OR (C) WITH RESPECT TO ANY PART OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM PURPORTING (I) TO BE MADE ON THE AUTHORITY OF AN EXPERT, OR (II) TO BE A COPY OF, OR AN EXTRACT FROM, A REPORT, AN OPINION OR A STATEMENT OF AN EXPERT, THE PERSON OR COMPANY HAD NO REASONABLE GROUNDS TO BELIEVE AND DID NOT BELIEVE THAT (A) THERE HAD BEEN A MISREPRESENTATION, OR (B) THE RELEVANT PART OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM DID NOT FAIRLY REPRESENT THE REPORT, OPINION OR STATEMENT OF THE EXPERT, OR WAS NOT A FAIR COPY OF, OR AN EXTRACT FROM, THE REPORT, OPINION OR STATEMENT OF THE EXPERT.

THESE RIGHTS ARE IN ADDITION TO, AND WITHOUT DEROGATION FROM, ANY OTHER RIGHTS OR REMEDIES AVAILABLE AT LAW TO A NOVA SCOTIA PURCHASER. THE FOREGOING IS A SUMMARY OF THE RIGHTS AVAILABLE TO A NOVA SCOTIA PURCHASER. NOT ALL DEFENCES UPON WHICH AN ISSUER OR OTHER SELLER OR OTHERS MAY RELY ARE DESCRIBED HEREIN. NOVA SCOTIA PURCHASERS SHOULD REFER TO THE COMPLETE TEXT OF THE RELEVANT STATUTORY PROVISIONS.

FOR PRINCE EDWARD ISLAND RESIDENTS: IF AN OFFERING MEMORANDUM, TOGETHER WITH ANY AMENDMENT THERETO, IS DELIVERED TO A PURCHASER AND THE OFFERING MEMORANDUM, OR ANY AMENDMENT THERETO, CONTAINS A MISREPRESENTATION, A PURCHASER HAS, WITHOUT REGARD TO WHETHER THE PURCHASER RELIED ON THE MISREPRESENTATION, A STATUTORY RIGHT OF ACTION FOR DAMAGES AGAINST (A) THE ISSUER, (B) SUBJECT TO CERTAIN ADDITIONAL DEFENCES, AGAINST EVERY DIRECTOR OF THE ISSUER AT THE DATE OF THE OFFERING MEMORANDUM AND (C) EVERY PERSON OR COMPANY WHO SIGNED THE OFFERING MEMORANDUM, BUT MAY ELECT TO EXERCISE THE RIGHT OF RESCISSION AGAINST THE ISSUER (IN WHICH CASE THE PURCHASER SHALL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE AFOREMENTIONED PERSONS OR COMPANY).

NO ACTION SHALL BE COMMENCED TO ENFORCE THE RIGHT OF ACTION DISCUSSED ABOVE MORE THAN: (A) IN THE CASE OF AN ACTION FOR RESCISSION, 180 DAYS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION; OR (B) IN THE CASE OF ANY ACTION FOR DAMAGES, THE EARLIER OF: (I) 180 DAYS AFTER THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION; OR (II) THREE YEARS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION.

SECURITIES LEGISLATION IN PRINCE EDWARD ISLAND PROVIDES A NUMBER OF LIMITATIONS AND DEFENCES TO SUCH ACTIONS, INCLUDING:

A) NO PERSON OR COMPANY WILL BE LIABLE IF IT PROVES THAT THE PURCHASER PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION;

B) IN AN ACTION FOR DAMAGES, THE DEFENDANT IS NOT LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT IT PROVES DOES NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON; AND

C) IN NO CASE SHALL THE AMOUNT RECOVERABLE UNDER THE RIGHT OF ACTION DESCRIBED HEREIN EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED UNDER THE OFFERING MEMORANDUM, OR ANY AMENDMENT THERETO.

FOR NEWFOUNDLAND AND LABRADOR RESIDENTS: IF AN OFFERING MEMORANDUM, TOGETHER WITH ANY AMENDMENT THERETO, CONTAINS A MISREPRESENTATION, A PURCHASER HAS, WITHOUT REGARD TO WHETHER THE PURCHASER RELIED ON THE MISREPRESENTATION, A STATUTORY RIGHT OF ACTION FOR DAMAGES AGAINST (A) THE ISSUER, (B) SUBJECT TO CERTAIN ADDITIONAL DEFENCES, AGAINST EVERY DIRECTOR OF THE ISSUER AT THE DATE OF THE OFFERING MEMORANDUM AND (C) EVERY PERSON WHO SIGNED THE OFFERING MEMORANDUM, BUT MAY ELECT TO EXERCISE THE RIGHT OF RESCISSION AGAINST THE ISSUER (IN WHICH CASE THE PURCHASER SHALL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE AFOREMENTIONED PERSONS).

NO ACTION SHALL BE COMMENCED TO ENFORCE THE RIGHT OF ACTION DISCUSSED ABOVE MORE THAN: (A) IN THE CASE OF AN ACTION FOR RESCISSION, 180 DAYS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION; OR (B) IN THE CASE OF ANY ACTION FOR DAMAGES, THE EARLIER OF: (I) 180 DAYS AFTER THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION; OR (II) THREE YEARS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION. SECURITIES LEGISLATION IN NEWFOUNDLAND AND LABRADOR PROVIDES A NUMBER OF LIMITATIONS AND DEFENCES TO SUCH ACTIONS, INCLUDING:

A) NO PERSON WILL BE LIABLE IF IT PROVES THAT THE PURCHASER PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION;

B) IN AN ACTION FOR DAMAGES, THE DEFENDANT IS NOT LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT IT PROVES DOES NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON; AND

C) IN NO CASE SHALL THE AMOUNT RECOVERABLE UNDER THE RIGHT OF ACTION DESCRIBED HEREIN EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED UNDER THE OFFERING MEMORANDUM, OR ANY AMENDMENT THERETO.

THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS:

_______________ shares for a total purchase price of $_______________

Manner in Which Title is to be Held.  (check one)

☐	Individual Ownership	☐	Community Property
☐	Joint Tenant with Right of Survivorship (both parties must sign)
☐	Partnership	☐	Tenants in common
☐	Corporation Trust	☐	IRA or Keogh
☐	Other (please indicate)

INDIVIDUAL INVESTORS	ENTITY INVESTORS
Name of entity, if any

Signature (Individual)	By:
*Signature
Its:
Signature (Joint)	Title:
(all record holders must sign)

Name(s) Typed or Printed	Name Typed or Printed

Address to Which Correspondence Should be Directed	Address to Which Correspondence Should be Directed

City, Country, State and Zip Code/Postal Code	City, Country, State and Zip Code/Postal Code
Tel:	Tel:
Email:	Email:
Tax Identification or Social Security Number	Tax Identification or Social Security Number

State whether the Subscriber is a Registrant[1]: Yes ☐ No ☐	State whether the Subscriber is an Insider[2] of the Corporation: Yes ☐ No ☐ Number and kind of securities of the Company held, directly or indirectly, if any:

(1)	“Registrant” means a dealer, adviser, investment fund management, ultimate designated person or chief compliance officer as those terms are used pursuant to the Canadian Securities Laws, or a person registered or otherwise required to be registered under Canadian Securities Laws

(2)	“Insider” means (i) a director or officer of the Company (or a subsidiary of the Company), (ii) any person who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over, directly or indirectly, voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding, or (iii) a director or officer of an Insider of the Company.

*	If Securities are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on _____ day of ___________________, 2021.

Akanda Corp.

Dated:	By:
Name: Tejinder Virk
Its: Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

I, ____________________________, the __________________________________

(name of signatory)                                                (title)

of ________________________________________ (“Entity”), a ________________________

(name of entity)                                                                             (type of entity)

Organized under the laws of ______________, hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of ____________, 2021.

(Signature)

INSTRUCTIONS FOR COMPLETION OF
INVESTOR REPRESENTATION
AND SUITABILITY QUESTIONNAIRE

(FOR NON-CANADIAN SUBSCRIBERS)

Item I:	Name and address information must be provided. Securities will be issued in the name(s) set forth in this Item and delivered to the address set forth in this Item. If two people are subscribing jointly, both people must provide their names and social security numbers. A telephone number must also be provided.

Item II:	If the securities are to be held in a different name than the investor and sent to a different address (i.e., an IRA or other account held at a brokerage firm), this Item must be completed. If the securities are to be issued and delivered directly to the entity listed in Item I, this Item need not be completed.

Item III:	This Item needs to be read by the investor, but nothing needs to be written here. The Securities are suitable for investment only by prospective investors who are “Accredited Investors.”

Item IV:	A. Only complete this Item by checking the appropriate line if you are an individual investor.

B. Only complete this Item if you are an entity investor.

C. Only complete this Item if you are a trust investor.

Item V:	This Item needs to be read by the investor, but nothing needs to be written here.

Item VI:	The USA Freedom Act requires us to collect information on the sources of funds. Please complete section 1, add the documents requested in section 2 only if funds did not come from an approved country (U.S. is approved), and complete section 3.

Item VII:	You must thoroughly complete the Suitability Questionnaire, in order for the Company and the Managing Dealer to make a determination whether this is a suitable investment for you.

Item VIII:	You and must sign and date here.

INSTRUCTIONS FOR PAYMENT

Review and complete the Investor Representation & Suitability Questionnaire and deliver it to the email or address below along with payment for your investment.

Email:	offerings@boustead1828.com
Subject:	Akanda Corp. – [Investor Name]

Address:	Boustead Securities, LLC
6 Venture, Suite 395
Irvine, CA 92618

WIRE INSTRUCTIONS

Bank Name:	[*]
Bank Address:	[*]
SWIFT Code:	[*]
Routing #:	[*]

Account Name:	[*]
Account #:	[*]
REF / Notes:	Akanda Corp. – [Investor Name]

If you need assistance, please contact:

Email:	offerings@boustead1828.com
Phone:	(949)-502-4408

INVESTOR REPRESENTATION & SUITABILITY QUESTIONNAIRE (For Non-Canadian Subscribers)

Please read all instructions of this Investor Representation and Suitability Questionnaire (this “Questionnaire”) carefully before filling out this Questionnaire. This is a legally binding document. If you need assistance, please call 949-502-4408 or by email at offerings@boustead1828.com.

I.	ACCOUNT REGISTRATION

☐ Individual Account	☐ Trust	☐ Corporation, Partnership, LLC,
☐ Joint Registration * If no box below is checked, we will issue the securities as JTWROS.	☐ Individual Retirement Account (IRA)	Pension or Profit-Sharing Plan. Association, or other Entity
☐ Joint Tenants with Rights of Survivorship *
☐ Tenants in Common
☐ Tenants in Entirety
☐ Community Property

PLEASE PUT A CHECK NEXT TO EACH SOCIAL SECURITY NUMBER OR TAX ID NUMBER THAT IS RESPONSIBLE FOR TAXES. WE WILL REPORT THIS NUMBER TO THE IRS.

☐
Name of INVESTOR (Individual, Entity, Custodian, Trust or Beneficiary)	Date of Birth	Soc. Sec. / Tax ID #

☐
Name of SIGNER (Signer for Entity, Trust. Name of IRA Participant)	Date of Birth	Soc. Sec. / Tax ID #

☐
Name of JOINT INVESTOR or CO- TRUSTEE (if applicable)	Date of Birth	Soc. Sec. / Tax ID #

Marital Status (please check one):	☐ Single	☐ Married	☐ Other

$ _____________________Total Investment Amount

HOME ADDRESS ☐ USE THIS ADDRESS FOR MAILING

Street Address		Apt / Suite / Unit #

City	State	Zip

Home Phone	Fax	Email

BUSINESS ADDRESS ☐ USE THIS ADDRESS FOR MAILING

Street Address		Apt / Suite / Unit #

City	State	Zip

Business Phone	Fax	Email

II.	ALTERNATIVE DISTRIBUTION INFORMATION

To direct distributions to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS ITEM IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank or Brokerage):

Account Name:	Account #:

Address:

III.	INVESTOR REPRESENTATIONS & AUTHORIZATIONS

You as an individual or you on behalf of the subscribing entity are being asked to complete this Investor Representation and Suitability Questionnaire so a determination can be made as to whether or not you are qualified to purchase securities under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.

Your answers will be kept strictly confidential; however, by signing this Questionnaire, you will be authorizing release of this Questionnaire to make certain that the offer and sale of the securities will not result in a violation of the Securities Act of 1933, as amended (the “Act”) or of the securities laws of any state.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy securities or any other security. All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any correction.

INDIVIDUAL SUBSCRIBERS:

If the securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete separate Questionnaires (except if the co-subscriber is your spouse or spousal equivalent) and sign the Signature Page annexed hereto. If your spouse or spousal equivalent is a co-subscriber, you must indicate their name and social security number.

CORPORATIONS, PARTNERSHIPS, PENSION PLANS AND TRUSTS:

The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in the Item IV. Accredited Investor Status).

IV.	ACCREDITED INVESTOR STATUS

TO BE AN ACCREDITED INVESTOR, YOU MUST MEET ONE OF THE FOLLOWING TESTS, PLEASE CHECK THE APPROPRIATE SPACES BELOW.

A.	INDIVIDUAL ACCOUNTS:

I certify that I am an “accredited investor” because:

(a)           ___ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

(b)           I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

(c)           I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

(d)           I am a knowledgeable employee of the fund. (This should only be answered with respect to investments in a private fund); or

(e)           I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

For purposes of this Questionnaire “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent, and increased by the following amounts:

(i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”); (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Questionnaire, “joint income” means “adjusted gross income” as reported for federal income tax purposes, including any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent and increased by the following amounts:

(i) the amount of any interest income received which is tax-exempt under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of this Questionnaire, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value over total liabilities, excluding your primary residence and the related amount of indebtedness secured by the primary residence up to its fair market value; provided, however, that indebtedness secured by the primary residence should be considered a liability and deducted from net worth to the extent that (i) the amount of such indebtedness outstanding at the time of completion of this Questionnaire exceeds the amount outstanding 60 calendar days before such time, other than as a result of the acquisition of the primary residence; and (ii) the amount of the indebtedness exceeds the estimated fair market value of the primary residence at the time of completion of this Questionnaire.

For the purposes of this Questionnaire, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse or spousal equivalent.

B.            CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, EMPLOYEE BENEFIT PLANS, OR OTHER ENTITIES (Please provide a copy of the Corporate Resolution authorizing this investment, Partnership Agreement, Limited Liability Company Operating Agreement, Employee Benefit Plan, or other entity documentation as applicable.)

Has the subscribing entity been formed for the specific purpose of investing in the securities?            ☐ Yes        ☐ No

If your answer to the question above is “No,” CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to the question above is “Yes,” the subscribing entity must be able to certify to statement (c) below in order to qualify as an “accredited investor.”

The undersigned certifies that:

(a)           ___ the undersigned entity is an “accredited investor,” because it is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), provided that the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

(b)           ___ the undersigned entity is an “accredited investor,” because it is an employee benefit plan within the meaning of ERISA, Title I that has total assets in excess of $5,000,000; or

(c)           ___ Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or

(d)           ___ the undersigned entity is an “accredited investor because it is an entity whose shareholders, partners, beneficiaries or equity owners are all accredited investors (If you are checking this option, please submit a list of all owners; EACH owner of the entity must complete Item IV and, complete Item V, if applicable, and Item VI. Make copies of this Item IV, Item VI (and V if applicable) to do this and note each owner’s name on each copy); I am one of its equity owners; and I meet at least one of the conditions described below (Please also CHECK the appropriate space below):

☐ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐ I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

☐ I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

☐ I am a knowledgeable employee of the fund; or

☐ I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

(e)           ___ the undersigned entity is an “accredited investor,” because it is a self-directed employee benefit plan; I solely make its investment decisions; and I meet at least one of the conditions described below (Please also CHECK the appropriate space below):

☐ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐ I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

☐ I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

☐ I am a knowledgeable employee of the fund; or

☐ I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer. or

(f)            ___ the undersigned entity is an “accredited investor,” because it is an organization described in section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

(g)            ___ the undersigned entity is an “accredited investor,” because it is a limited liability company, SEC or state -registered Investment Adviser, Exempt Reporting Adviser, or a rural business investment company (RBIC) with $5,000,000 in assets; or

(h)           ___ the undersigned entity is an “accredited investor,” because it is an Indian tribe, governmental body, fund, or any entity organized under the laws of foreign countries, that own “investments,” as defined in Rule 2a51-1(b) under the Investment Company Act, in excess of $5,000,000 and that was not formed for the specific purpose of investing in the securities offered; or

(i)            ___ the undersigned entity is an “accredited investor,” because it is a family office with at least $5,000,000 in assets under management and their “family clients,” as each term is defined under the Investment Advisers Act.

C.	TRUST ACCOUNTS (Please provide a complete copy of the Trust document.)

Has the subscribing entity been formed for the specific purpose of investing in the securities?        ☐ Yes         ☐ No

If your answer to the question above is “No,” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to the question above is “Yes,” the subscribing entity must be able to certify to the statement (c) below in order to qualify as an “accredited investor.”

The undersigned trustee certifies that the trust is an “accredited investor” because:

(a)          ___ the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person,” as described in Rule 506(b)(ii) promulgated under the Act; or

(b)           ___ the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, acting in its fiduciary capacity; or

(c)            ___ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described below. Each grantor must also INITIAL the appropriate space below.

☐ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐ I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

☐ I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

☐ I am a knowledgeable employee of the fund; or

☐ I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

V.	CERTIFICATIONS

I understand that investment in the securities is an illiquid investment. In particular, I recognize that I must bear the economic risk of investment in the securities for an indefinite period of time since the securities have not been registered under the Act and therefore cannot be sold unless either they are subsequently registered under the Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained if requested by the Company. I consent to the affixing by the Company of such legends on certificates representing the securities as any applicable federal or state securities law may require from time to time.

I represent and warrant to the Company that: (i) all information provided in this Questionnaire is complete, true and correct; (ii) I and my investment managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of these securities, including, but not limited to, the risks set forth in the risk factor disclosure document and other Offering Materials provided to me; (iii) I and my investment managers, if any, have been afforded the opportunity to obtain all information necessary to verify the accuracy of any representations or information in the transaction documents for this offering and other information provided to the undersigned and have had all inquiries to the Company answered, and have been furnished all requested materials relating to the Company and the offering and sale of the securities; (iv) I have such knowledge and experience in financial and investment matters, either alone or with my investment managers, that I am capable of evaluating the merits and risks of this investment; (v) neither I nor my investment managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the transaction documents, the term sheet, the Business Summary, the Risk Factor Disclosure Document, and the investor presentation provided to the undersigned by the Company related to this investment (collectively, the “Offering Materials”) relating to this investment, and the documents referenced therein; and (vi) I am acquiring the securities for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the securities. By my completion of this Questionnaire and execution of other transaction documents, I confirm and agree that I have reviewed and understand the provisions of each such transaction document and, should my subscription be accepted by the Company, agree to be bound thereby.

The undersigned, if a corporation, partnership, trust or other form of business entity: (i) is authorized and otherwise duly qualified to purchase and hold the securities; (ii) has obtained such additional tax and other advice that it has deemed necessary; (iii) has its principal place of business at its address set forth in this Questionnaire; and (iv) has not been formed for the specific purpose of acquiring the securities (although this may not necessarily disqualify the subscriber as a purchaser). The persons completing this Questionnaire and executing all other documents related to the offering, represent that they are duly authorized to complete or execute all such documents on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.

All of the information which I have furnished to the Company, and which is set forth in this Questionnaire is correct and complete as of the date of this Questionnaire. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the Offering Materials. I am the only person with a direct or indirect interest in the securities subscribed for hereby.

I agree to indemnify and hold harmless the Company and its Officers, Directors, employees, affiliates, and agents as well as the brokerage firm through which I am subscribing (if any) and all of its officers, directors, employees, affiliates, and agents from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions set forth in the transaction documents. This subscription is not transferable or assignable by me without the written consent of the Company. If more than one person is completing this Questionnaire, the obligations of each shall be joint and several, and the representations contained in this Questionnaire shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors, and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors, and assigns.

This Questionnaire and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

Under penalties of perjury, by signing below I certify that (i) my taxpayer identification number shown in this Questionnaire is correct; and (ii) I am not subject to backup withholding because: (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends; or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (ii)).

VI.	INFORMATION REQUIRED BY FEDERAL LAW

The USA Freedom Act requires us to obtain the following information from you to detect and prevent misuse of the world financial system.

1.             In the space provided below, please provide details of where monies were transferred from to the Company in relation to your subscription for the securities.

Country	Name of Bank / Financial Institution	Name of Account Holder	Account Number

If the country from which the monies were transferred appears in the Approved Country List below, please skip to section 3. If the country does not appear, please go to section 2.

Argentina	Australia	Austria	Belgium	Brazil
Canada	Denmark	Finland	France	Germany
Greece	Gulf Cooperation Council	Hong Kong	*Iceland	Ireland
Italy	Japan	The Netherlands (including the Netherlands Antilles and Aruba)	Luxembourg	Mexico
New Zealand	Norway	Portugal	*Russian Federation	Singapore
South Africa	Spain	Sweden	Switzerland	Turkey
United Kingdom	United States

*Vision Financial Markets will require enhanced due diligence as applicable.

2.	If subscription monies were transferred to the Company from any country other than on the "Approved Country List" (see above), please provide the following documentation to the Company (all copies should be in English and certified as being "true and correct copies of the original" by a notary public of the jurisdiction of which you are resident).

(a)	For Individuals:

(i)	evidence of name, signature, date of birth and photographic identification;

(ii)	evidence of permanent address; and

(iii)	where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years.

(b)	For Companies:

(i)	a copy of its certificate of incorporation and any change of name certificate;

(ii)	a certificate of good standing;

(iii)	a register or other acceptable list of directors and officers;

(iv)	a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes naming authorized signatories;

(v)	a description of the nature of the business of the company;

(vi)	identification, as described above for individuals, for at least two directors and authorized signatories;

(vii)	a register of members or list of shareholders holding a controlling interest; and

(viii)	identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company.

(c)	For Partnerships and Unincorporated Businesses:

(i)	a copy of any certificate of registration and a certificate of good standing, if registered;

(ii)	identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories;

(iii)	a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes naming authorized signatories; and

(iv)	a copy of constitutional documents (formation and partnership agreements).

(d)	For Trusts:

(i)	identification, as described above, for individuals or companies (as the case may be) in respect of the trustees;

(ii)	identification, as described above for individuals, of beneficiaries, any person on whose instructions or in accordance with those wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust; and

(iii)	evidence of the nature of the duties or capacity of the trustee.

3.	The Company is also required to verify the source of funds. To this end, summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so, please specify type of business), investment income, savings, etc.).

Source of Funds:

VII.	SUITABILITY QUESTIONNAIRE

This is a speculative investment (Each responding individual must complete his/her own Suitability Questionnaire)

Name of Individual Investor OR Name of Person Answering Questions on behalf of an Entity/Trust/IRA Investor:

A.	Please provide the below Identification information:

ID Number: ____________________________________
Place of Issuance: _______________________________
Issue Date: ____________________________________
Expiration Date: _________________________________

Are you a U.S. Citizen? ☐ Yes ☐ No

Please provide a copy of the photo page of your government-issued identification.

B.	Please provide your present employment status. If currently retired or unemployed, please provide your last/most recent employment history:

Current Employment Status        Latest Role/Occupation       Latest Employer Name

C.	Please provide the following information concerning your financial experience:

C-1.	Risk Tolerance (select one):

☐ Speculative – You are willing to accept substantial risk. May endure extensive volatility and very limited or no liquidity. You value the potential for maximizing long-term returns over principal preservation.

☐ Aggressive – You are willing to accept considerable risk. You may endure high volatility and limited or very limited liquidity. You value long-term appreciation over principal preservation.

☐ Moderate – You are willing to accept limited risk. You may endure some volatility and illiquidity. You value enhancing returns and principal preservation equally. You are willing to risk losing a substantial amount of your investment.

☐ Conservative – You are willing to accept low risk for greater stability and liquidity. You value minimizing risk and maximizing principal preservation.

C-2.	What is your primary investment objective? (select one):

☐ Investment speculation

☐ Steadily accumulate wealth over the long term

☐ Partially fund my retirement

☐ Other

C-3.	What are your time horizon and liquidity needs?

(a)	Time Horizon (select one):	(b)	Liquidity Needs (select one):
	☐ 10 years or more		☐ Low
	☐ 5 –10 years		☐ Medium
	☐ 2 – 5 years		☐ High
☐ Under 2 years

C-4.	How much investment experience do you have? (select one):

☐ Extensive

☐ Substantial

☐ Moderate

☐ Limited

☐ None

C-5.	Please state the approximate number and total dollar amount of your prior investments in restricted securities (e.g., private placements):

No. of Investments: ______________________	Total Amount: ______________________

C-6.	Please indicate your Annual Income and Net Worth:

(a)	Annual Income	(b)	Net Worth	(c)	Liquid Net Worth
	☐ Under $25,000		☐ Under $25,000		☐ Under $25,000
	☐ $25,000 – $50,000		☐ $25,000 – $50,000		☐ $25,000 – $50,000
	☐ $50,000 – $75,000		☐ $50,000 – $75,000		☐ $50,000 – $75,000
	☐ $75,000 – $100,000		☐ $75,000 – $100,000		☐ $75,000 – $100,000
	☐ $100,000 – $200,000		☐ $100,000 – $150,000		☐ $100,000 – $150,000
	☐ $200,000 – $300,000		☐ $150,000 – $200,000		☐ $150,000 – $200,000
	☐ $300,000 – $500,000		☐ $200,000 – $250,000		☐ $200,000 – $250,000
	☐ $500,000 – $1,200,000		☐ $250,000 – $500,000		☐ $250,000 – $500,000
	☐ Over $1,200,000		☐ $500,000 – $1,000,000		☐ $500,000 – $1,000,000
			☐ $1,000,000 – $5,000,000		☐ $1,000,000 – $5,000,000
			☐ Over $5,000,000		☐ Over $5,000,000

C-7.         Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of private or thinly traded enterprise.

D.	Please provide the following information concerning your industry and other affiliations.

D-1.        Are you, your spouse or spousal equivalent, or any other immediate family members, including parents, in-laws, and siblings that are dependents, an officer, director or greater than ten percent (10%) shareholder of the Company offering securities?

☐ Yes  ☐ No

D-2.        Are you, your spouse or spousal equivalent, or any other immediate family members, including parents, in-laws, and siblings that are dependents, employed by or associated with the securities industry (for example, investment advisor, sole proprietor, partner, officer, director, branch manager or broker at a broker-dealer firm or municipal securities dealer) or a financial regulatory agency, such as FINRA or the New York Stock Exchange?

☐ Yes  ☐ No

If yes, please provide the name and contact information for such firm.

D-3.        Are you a senior military, governmental or political official in a non-US country?

☐ Yes ☐ No

If yes, please provide the name of the country.

E.	Did anyone at Boustead Securities, LLC recommend the investment to you?

☐ Yes ☐ No

If yes, please provide the name of the individual.

F.	Trusted Contact. If you are over 65 years old, please provide the name and contact phone number of a trusted contact:

Name	Relationship	Contact Number

VIII. SIGNATURES

This Questionnaire contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page. I hereby certify that I have reviewed and am familiar with the instructions of this Questionnaire.

☐	(check if applicable) I hereby certify that I previously invested in the Company and that, unless otherwise indicated in this Questionnaire, the information I provided in the Questionnaire dated for my previous investment continues to be true and correct and is incorporated by reference into this Questionnaire.

Dated: ____________

Print name of individual subscriber, custodian, corporation, trust:	Signature of individual subscriber, authorized person, Trustee:

Print name of co-subscriber, authorized person, co-trustee if required by trust instrument:	Signature of co-subscriber, authorized person, co-trustee if required by trust instrument:

Investment Authorization. The undersigned corporation, partnership, limited liability company, benefit plan, or IRA has all requisite authority to acquire the securities hereby subscribed for and to complete the Questionnaire, and further, the undersigned officer, partner, manager, or fiduciary of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf. Such authorization has not been revoked and is still in full force and effect.

Check Box:        ☐ Yes               ☐ No              ☐ Not Applicable

CAPACITY CLAIMED BY SIGNER: (select one)

☐ Individual(s)	☐ Attorney-In-Fact
☐ Partner(s)	☐ Trustee(s)
☐ Corporate Officer:	☐ Other:
Title	Title

INSTRUCTIONS FOR COMPLETION OF

INVESTOR REPRESENTATION

AND SUITABILITY QUESTIONNAIRE

(FOR CANADIAN SUBSCRIBERS)

(Attached under separate cover)

INVESTOR REPRESENTATION & SUITABILITY QUESTIONNAIRE

(For Canadian Subscribers)

TO BE COMPLETED BY ACCREDITED INVESTORS RESIDENT IN OR SUBJECT TO THE LAWS OF A JURISDICTION OF CANADA

The categories listed herein contain certain specifically defined terms, some of which are defined below the following list of categories. If you are unsure as to the meanings of any term, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO:	Akanda Corp. (the "Company")

In connection with the purchase of the Securities by the undersigned subscriber, on its own behalf and on behalf of each disclosed principal for whom the subscriber is acting (together referred to as the "Subscriber" for the purposes of this Investor Representation & Suitability Questionnaire), the Subscriber hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)	the Subscriber is resident in or otherwise subject to the securities laws of one of the jurisdictions of Canada;

(b)	the Subscriber is purchasing the Securities as principal for its own account and not for the benefit of any other person (unless the Subscriber is an accredited investor pursuant to paragraphs (p) and (q) below);

(c)	the Subscriber is (and will be at the closing time) an "accredited investor" within the meaning of National Instrument 45-106 – Prospectus Exemptions or, in Ontario, section 73.3 of the Securities Act (Ontario), on the basis that the Subscriber fits within the category of an "accredited investor" reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)	the Subscriber was not created and is not used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" below; and

(e)	upon execution of this Investor Representation & Suitability Questionnaire by the Subscriber, this Investor Representation & Suitability Questionnaire and, if applicable, Appendix 1 to Investor Representation & Suitability Questionnaire, will be incorporated into and form a part of the Agreement.

Terms used herein and not otherwise defined find their meaning in the accompanying Agreement.

(CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR ON THE FOLLOWING PAGE AND PROVIDE ANY OTHER INFORMATION REQUIRED AS NOTED BELOW SUCH CATEGORY)

THE COMPANY MAY FOLLOW UP WITH THE SUBSCRIBER AT THE TELEPHONE NUMBER PROVIDED IN ORDER TO VERIFY THEIR ACCREDITED INVESTOR STATUS BY OBTAINING FURTHER INFORMATION IN ORDER SATISFY THE COMPANY'S OBLIGATIONS UNDER APPLICABLE SECURITIES LAWS.

Accredited Investor means:

☐	(a)	a Canadian financial institution, or a Schedule III bank;
☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
☐	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)

a person registered under the securities legislatio of a jurisdiction of Canada as an adviser or dealer;

Jurisdiction(s) registered ____________________________________

Category/ies of registration: __________________________________

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
☐	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and abrador);

Person with whom Subscriber is or was registered:________________________

Jurisdiction(s) registered: ____________________________________

Category/ies of registration: __________________________________

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;
☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
☐	(i)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

Jurisdiction(s) registered: ____________________________________

Registration number(s): __________________________________

☐	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

A subscriber under this category must complete Appendix 1 to this Investor Representation & Suitability Questionnaire – Form 45-106F9 Risk Acknowledgement Form for Certain Accredited Investors

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;
☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

A subscriber under this category must complete Appendix 1 to this Investor Representation & Suitability Questionnaire – Form 45-106F9 Risk Acknowledgement Form for Certain Accredited Investors

☐	(l)

an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

A subscriber under this category must complete Appendix 1 to this Investor Representation & Suitability Questionnaire – Form 45-106F9 Risk Acknowledgement Form for Certain Accredited Investors

☐	(m)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

Type of entity: ____________________________________

Jurisdiction and date of formation: ____________________________________

☐	(m)

(n)an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii) a person described in subparagraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;
☐	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or (subject to paragraph (p.1)) under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case ma be;

Jurisdiction(s) registered: ____________________________________

Registration number(s): ____________________________________

☐	(p.1)

a trust company or trust corporation registered under the laws of Prince Edward Island and not registered under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

Registration number(s): ______________________________________

☐	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

Jurisdiction(s) registered or authorized: __________________________

Category/ies of registration: ___________________________________________

☐	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

Registration number(s) of subscriber: __________________________

Name of eligibility adviser or registered adviser: ____________________

Jurisdiction(s) registered: ____________________________________

Category/ies of registration: __________________________________

☐	(s)

an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in for and function;

Jurisdiction organized: ______________________________

Type of entity: __________________________

☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

Each owner must complete and submit its own copy of this Accredited Investor Status Certificate;

Name(s) of owner(s): ___________________________________

Category/ies of accredited investor: ______________________________

☐	(u)

an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

Name of adviser: _____________________________________

Jurisdiction(s) registered: ______________________________

Category/ies of registration (if applicable): ________________________

Basis of exemption (if applicable): _______________________________

☐	(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

Jurisdiction(s) recognized or designated: _________________________

☐	(w)

a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

Name(s) of settlor: ________________________________

Name(s) of trustees: ________________________________

Categories of accredited investor: _______________________________

Categories of beneficiaries: ___________________________________

For the purposes hereof, the following definitions are included for convenience:

"Canadian financial institution" means: (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"entity" means a company, syndicate, partnership, trust or unincorporated organization;

"financial assets" means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"founder" means, in respect of the Company, a person who: (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Company; and (ii) at the time of the trade is actively involved in the business of the Company;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"investment fund" means a mutual fund or a non-redeemable investment fund;

"mutual fund" means an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

"non-redeemable investment fund" means an issuer,

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest:

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and

(iii)	that is not a mutual fund;

"related liabilities" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"spouse" means an individual who: (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual; (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or (iii) in Alberta, is an individual referred to in subparagraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Affiliate: An issuer is considered to be an affiliate of another issuer if one is a subsidiary of the other, or if both are subsidiaries of the same issuer, or if each of them is controlled by the same issuer.

Control: A person (first person) is considered to control another person (second person) if: (i) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation; (ii) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership; or (iii) the second person is a limited partnership and the general partner of the limited partnership is the first person.

Beneficial Ownership: The following is an excerpt from Companion Policy 45-106CP which provides guidance as to the meaning of beneficial ownership of financial assets:

Paragraphs (j) and (j.1) of the "accredited investor" definition refer to the beneficial ownership of financial assets. As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual's spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

(a) physical or constructive possession of evidence of ownership of the financial asset;

(b) entitlement to receipt of any income generated by the financial asset;

(c) risk of loss of the value of the financial asset; and

(d) the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP, for the sole benefit of an individual, are beneficially owned by that individual. In general, financial assets in a spousal RRSP would also be included for the purposes of the $1,000, 000 financial asset test in paragraph (j) because it takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP would not be included for purposes of the $5,000,000 financial asset test in paragraph (j.1). Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly would not meet the beneficial ownership requirements in either paragraph (j) or paragraph (j.1).

[The rest of this page is intentionally left blank.]

SIGNATURE PAGE TO INVESTOR REPRESENTATION & SUITABILITY QUESTIONNAIRE
(FOR CANADIAN SUBSCRIBERS)

The foregoing representations contained in this Investor Representation & Suitability Questionnaire are true and accurate as of the date of this certificate and will be true and accurate as of the closing time of the Offering. If any such representation ceases to be true and accurate prior to the closing time of the Offering, the undersigned will give immediate written notice of such fact to the Company prior to such closing time.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

APPENDIX 1 TO INVESTOR REPRESENTATION & SUITABILITY QUESTIONNAIRE

RISK ACKNOWLEDGEMENT FORM (FORM 45-106F9) FOR CERTAIN ACCREDITED INVESTORS

This form must be completed by "accredited investors" who have checked boxes (j), (k) or (l) of Exhibit B, and by any other accredited investors that the Company directs to complete this form.

WARNING! This investment is risky. Do not invest unless you can afford to lose all the money you pay for this investment

Section 1 – TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of Securities: Common Shares	Issuer: Akanda Corp. (the "Issuer")
Purchased from: The Issuer
Sections 2 to 4 – TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss – You could lose your entire investment of $ ___________ [Insert total dollar amount of the Investment]
Liquidity risk – You may not be able to sell your investments quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your Initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.

•	Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and Last Name (please print):
Signature:
Date:
Section 5 – TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and Last Name of Salesperson (please print): Tej Virk
Telephone:	Email: tej@akandacorp.com
Name of Firm (if registered): N/A
Section 6 – TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

6. For more information about this investment

For more information about this investment / the Issuer:

Akanda Corp.

77 King Street West, Suite 400

Toronto, ON M5K 0A1

Attention:            Chief Executive Officer

Email:                    tej@akandacorp.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

Exhibit A

AKANDA CORP.

TERM SHEET SUMMARY

August 26, 2021

This Term Sheet Summary (the “Term Sheet”) summarizes the terms on which you and other qualified accredited investors (the “Investors”) are invited to make an investment (the “Investment”) in Akanda Corp. (“we,” “us,” “our” or the “Company”). This Term Sheet is merely a summary of the terms and provisions of the Subscription Agreement (the “Subscription Agreement”), the form of which has been provided to you. Accordingly, this Term Sheet is qualified in its entirety by reference, and is subject in all instances, to the terms and provisions of the Subscription Agreement. You are advised to carefully review the terms and provisions of the Subscription Agreement, as well as the risk factors attached thereto, before making a decision concerning the Investment.

Issuer:	Akanda Corp., a Province of Ontario, Canada corporation (“Akanda” or the “Company”).

Business:	The Company is a cannabis cultivation, manufacturing, and distribution company with proposed operations in the Kingdom of Lesotho and the United Kingdom. For more information about the Company and its current and intended operations, see the Business Summary attached as Exhibit B to the Subscription Agreement and the investor deck attached as Exhibit D to the Subscription Agreement.

Placement Agent:	Boustead Securities, LLC (the “Placement Agent”), a California-based investment bank and Broker/Dealer regulated by the U.S. Financial Industry Regulatory Association and a Member of the Securities Investor Protection Corporation and other licensed brokers who may become part of the selling syndicate.

Securities Being Offered:	Subject to the terms of this Term Sheet, the Company is offering (the “Offering”) in the aggregate a minimum of USD$5,000,000 or 2,000,000 common shares (the “Minimum Amount”) and up to a maximum of USD$10,000,000 (the “Maximum Amount”) or 4,000,000 common shares (the “Shares”) of the Company, at a purchase price of USD$2.50 per Share (subject to adjustment).

Minimum Investment:	USD$50,000. The Company may accept investments for less than the minimum investment amount in its sole discretion.

Offering Size:	Minimum Amount: USD$5,000,000 or 2,000,000 Shares Maximum Amount: USD$10,000,000 or 4,000,000 Shares

Plan of Offering:

The Shares are being offered through the Placement Agent and selling syndicate on a “best efforts, all or none” basis as to the Minimum Amount and, thereafter, the remaining Shares will be offered on a “best efforts” basis. The Offering will continue until September 30, 2021 (the “Expiration Date”), subject to extension or termination of the Offering prior to the Expiration Date by the Company and the Placement Agent.

The Placement Agent and selling syndicate will receive a success fee not to exceed seven percent (7%) of the gross purchase price of the Shares sold at each closing, payable in cash. In addition, the Placement Agent and selling syndicate will receive a non-accountable expense allowance of one percent (1%) of the gross purchase price of Shares sold.

Affiliates of the Placement Agent and the Company (including their respective officers, directors, employees and affiliates) may purchase Shares in this Offering. Any of such purchases may be used to satisfy the Minimum Amount.

Payment and Escrow; Offering Period:	The purchase price for the Shares is payable in U.S. dollars upon delivery of the completed Subscription Agreement and Investor Questionnaire. All subscription funds will be held in a non-interest-bearing escrow account, for the benefit of the investors, in the Company’s name with the Placement Agent’s affiliate Sutter Securities Clearing, LLC, or with such other escrow agent as may be appointed by the Placement Agent and the Company. In the event that the Company does not receive and accept subscriptions for at least the Minimum Amount on or before September 30, 2021, subject to extension, in the discretion of the Placement Agent and the Company, the Company will refund all subscription funds, without interest thereon, and will return to each investor the subscription documents completed by each such investor. If the Company rejects a subscription, either in whole or in part (which decision is in the sole discretion of the Company), the rejected subscription funds, or the rejected portion thereof, will be returned promptly to such investor without interest thereon. After the closing of the Minimum Amount and until the Company has offered in an aggregate the Maximum Amount of Shares in the offering, subsequent closings may occur at any date mutually agreed by the Company and the Placement Agent but no later than September 30, 2021, subject to extension, in the discretion of the Placement Agent and the Company.

Eligible Investors:	The Shares which are offered by this Term Sheet will be sold to an unlimited number of “accredited investors” in the United States and Canada, including qualified institutional buyers as such term is defined in Rule 501(a) of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Shares may also be offered and sold to purchasers outside the United States or Canada in accordance with the rules of Regulation S promulgated under the Securities Act, applicable Canadian securities laws and/or such other rules and regulations, as may be applicable under the circumstances. Investors will be required to make certain representations with respect to their status and business experience and to represent, among other things, that they have received a copy of this Term Sheet, that they understand the terms and risks of this Offering, and that they are capable of withstanding a loss of their entire investment in the Shares.

Authorized and Issued Capital of the Company:	The authorized capital of the Company consists of an unlimited number of common shares and preferred shares, of which no more than 20,137,740 common shares will be outstanding on a “fully diluted” basis immediately prior to the initial closing of this Offering (“Fully-Diluted Shares Outstanding”). Fully-Diluted Shares Outstanding does not include the Company’s right at any time, upon the approval of its Compensation Committee, to award stock options and / or restricted share unit awards underlying the issuance of up to 20% of issued and outstanding shares to employees under the terms of the Company’s Employee Stock Option Plan (“ESOP”). The shares underlying the initial award of stock options and / or restricted share unit awards shall not exceed 10% of the fully-diluted shares outstanding prior to the Company’s planned initial public offering (“IPO”).

Description of Shares:	The holders of common shares are entitled to one vote for each such share and shall be entitled to notice of any shareholders’ meeting. The Shares are not redeemable at the option of the holder and not convertible into shares of any other class.

Lock-Up:

In connection with this Offering, the Investor agrees to the following lock-up agreement with respect to the purchased Shares:

i.         From and after the date hereof and until the 180th day after the date the Company’s Common Shares are first listed for trading on a national securities exchange (such first trading day, the “Lock-Up Trigger Date”), the Investor agrees not to sell, transfer or otherwise dispose of the Shares.

ii.        Between the 181st and 270th day after the Lock-Up Trigger Date, the Investor agrees not to sell, transfer or otherwise dispose of more than one-third of the Shares purchased pursuant to the Subscription Agreement, subject to a maximum sale on any trading day of 3% of the daily volume.

iii.       Between the 271st and 365th day after the Lock-Up Trigger Date, the Investor agrees not to sell, transfer or otherwise dispose of more than one-third of the Shares purchased pursuant to the Subscription Agreement, subject to a maximum sale on any trading day of 3% of the daily volume.

iv.       After the 365th day after the Lock-Up Trigger Date, the Investor will be entitled to sell the remaining Shares purchased hereunder without restriction.

Notwithstanding the above, commencing 90 days after the Lock-Up Trigger Date, if the Company’s common share price is at least 50% higher than the IPO price per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Investor may sell one-third of its shares subject to a maximum sale on any trading day of 3% of the daily volume; and if the Company’s common share price is at least 100% higher than the IPO price per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Investor may sell up to an additional one-third of its shares subject to a maximum sale on any trading day of 3% of the daily volume; and if the Company common share price is at least 150% higher than the IPO price per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Investor may sell an additional one-third constituting a maximum total of all of its shares subject to a maximum sale on any trading day of 3% of the daily volume. For purpose of this term, the “IPO price” shall mean the price the Company’s common shares are first sold to the public pursuant to an underwritten registered offering resulting in a listing of its common shares on the NASDAQ Stock Market or another national stock exchange.

Use of Proceeds:	The Company intends to use the net proceeds from the Offering to: expand its existing operations, fund working capital requirements and potential acquisitions, and fund the cost of the IPO.

Representations and Warranties:	The Company will make the representations and warranties contained in the Subscription Agreement.

Covenants:	The Subscription Agreement contains certain affirmative and negative covenants of the Company which are customary in a transaction of this nature.

Conditions Precedent:	The Company will have taken such corporate and shareholder actions as are necessary to approve the definitive agreements and any other transactions contemplated thereby.

Governing Law:	Province of Ontario, Canada.

Private Placement:	The Shares offered hereby are not being registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder, and pursuant to certain state securities laws. The Company is also offering the Shares in “offshore transactions” to non-U.S. persons made in compliance with the provisions of Regulation S promulgated under the Securities Act. Accordingly, the sale, transfer or other disposition of any of our securities, which are purchased pursuant hereto, may be restricted by applicable federal securities laws and/or the securities laws of one or more non-U.S. countries (depending on the residency of the Investor) and by the provisions of the Subscription Agreement executed by such Investor. See also “Lock-Up” above.

Restrictions on Transferability:

None of the Shares have been registered under the Securities Act. As such, they constitute “restricted securities” under the Securities Act. Such Shares may not be sold or otherwise transferred unless they are registered under the Securities Act and applicable foreign or state laws or unless exemptions from registration are available under such laws. Any certificates evidencing the Shares will bear a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of such securities unless and until such securities are registered under the Securities Act or an opinion of counsel acceptable to the Company is received concluding that registration is not required under the Securities Act.

The Company is also not a reporting issuer in any jurisdiction of Canada and the Shares are not currently listed on any stock exchange. Accordingly, pursuant to Canadian securities laws, the Shares will be subject to a statutory hold period in Canada expiring on the date which is four months and a day after the later of (i) the issuance date, and (ii) the date that the Company becomes a reporting issuer in any province or territory of Canada.

Documentation:	The Shares being offered hereby involve a high degree of risk and should be considered only by persons who can afford the loss of their entire investment. See the Risk Factors attached as Appendix B to the Subscription Agreement.

Confidentiality:

You are requested to keep the Offering and the terms thereof, including but not limited to the provisions of this Term Sheet, in the strictest of confidence. Neither this Term Sheet nor any other information regarding the Offering should be disclosed by you other than to your advisors who need to know such information for purposes of evaluating an investment.

Contact:	Boustead Securities, LLC 6 Venture, Suite 395 Irvine, California 92618 USA offerings@boustead1828.com

Exhibit B

THIS IS A PRIVATE OFFERING OF SECURITIES OF AKANDA CORP. THAT IS BEING MADE PURSUANT TO RULE 506(B) OF REGULATION D AND REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND WITHIN THE UNITED STATES, IS BEING OFFERED ONLY TO ACCREDITED INVESTORS AS DEFINED IN RULE 501 UNDER THE ACT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

NEITHER THIS BUSINESS SUMMARY NOR THE ACCOMPANYING INVESTOR PRESENTATION MAY BE SHOWN OR GIVEN TO ANY PERSON OTHER THAN THE PERSON TO WHOM IT WAS DIRECTLY PROVIDED BY THE COMPANY AND MAY NOT BE PRINTED, REPRODUCED OR DISSEMINATED IN ANY MANNER WHATSOEVER. FAILURE TO COMPLY WITH THIS DIRECTIVE CAN RESULT IN A VIOLATION OF APPLICABLE LAWS, INCLUDING THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND/OR ANY APPLICABLE FOREIGN LAWS. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THESE MATERIALS, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THE CONTENTS BY AN INVESTOR IS UNAUTHORIZED AND STRICTLY PROHIBITED.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This document contains forward-looking statements.  In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing.  We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us.  Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities.  You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms.  In evaluating these forward-looking statements, you should consider various factors, including: regulatory or political change such as changes in applicable laws and regulations, the ability to obtain and maintain required licenses, the complex and evolving regulatory environment for the cannabis industry, changes in public perception of the cannabis industry, the Company having a limited operating history and negative cash flow from operations, operational risks, the impact of the COVID-19 pandemic, the effect of capital market conditions and other factors on capital availability and general economic, market and business conditions.  These and other factors may cause our actual results to differ materially from any forward-looking statement.  Forward-looking statements are only predictions.  The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us, including but not limited to assumptions that legal, licensing and regulatory regimes globally in the industry in which the Company operates will become increasingly favorable, that after the Acquisition the Company will experience financial growth and profitability, and that intended expansion of its business and operations and negotiations with strategic third parties to access additional markets will be successful. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur.

BUSINESS SUMMARY

Unless otherwise indicated or the context requires otherwise, the words “we,” “us,” “our,” the “Company,” “our Company,” or “Akanda” refer to Akanda Corp., a Province of Ontario, Canada corporation.

The Company

We are a cannabis cultivation, manufacturing and distribution company. We are an early stage, emerging growth company incorporated in the Province of Ontario, Canada and headquartered in London, the United Kingdom.

The Proposed Acquisition

During July 2021, Halo Collective Inc. (“Halo”), a publicly-traded, vertically integrated multinational cannabis company (NEO: HALO) (OTCQX: HCANF) (Germany: A9KN), resolved to reorganize its non-U.S. operations to consolidate them under Akanda whose mission is to provide high-quality and ethically sourced medical cannabis products to patients worldwide. In connection with this contemplated reorganization, Akanda intends to acquire all the issued and outstanding equity interests of Cannahealth Limited, a Republic of Malta company (“Cannahealth”), from Halo (the “Acquisition”). Immediately prior to the closing of the Acquisition, Cannahealth will own all the issued and outstanding equity interests of Canmart Limited, an England and Wales company (“Canmart”) and Bophelo Holdings Limited., an England and Wales company, which will own all the issued and outstanding equity interests of Bophelo Bio Science and Wellness (Pty) Ltd., a Kingdom of Lesotho company (“Bophelo”). As a result of this Acquisition, we will operate and control all of Canmart and Bophelo’s respective businesses and affairs. As consideration for this Acquisition, we will issue Common Shares to Halo, which is expected to own approximately 62.06% of all our outstanding Common Shares at the closing of this Acquisition. The Acquisition is expected to close immediately prior to the closing of the Offering.

The following diagram summarizes our legal entity structure at the closing of the proposed Acquisition above and prior to the closing of the Offering.

Akanda Founding Shareholders
Halo Co.
(Ontario, Canada)
62.06%
Seed Investors
ESG Trust
6.71%
Akanda Corp.
(Ontario, Canada)
27.99%
3.24%
100%
Cannahealth
Republic of Malta
100%
100%
Canmart Ltd
UK (England & Wales)
Bophelo Holdings Ltd
UK (England & Wales)
100%
Bophelo Bio Science & Wellness (Pty) Ltd
Kingdom of Lesotho

Our Business

We have not commenced commercial operations and currently have no assets other than cash. Upon the completion of the Acquisition, we will operate and control all of Canmart and Bophelo’s respective businesses and affairs, and continue to expand their local operations and develop sales channels of our medicinal-grade cannabis products and cannabis based medical and wellness products in international markets and in particular, in Africa and Europe.

Bophelo

Bophelo’s business focuses on the cultivation of cannabis, the production of medical cannabis products including dried flower, oils, and other concentrates and the supply of such medical cannabis products to wholesalers in international markets. Its operations are based in the Kingdom of Lesotho in the Mafeteng Region of Southern Africa. Bophelo is the holder of one of a limited number of operational licenses issued in Lesotho for the production and export of medicinal cannabis products. On July 27, 2018, the Ministry of Health in Lesotho issued a prohibited drug operator license to Bophelo. This license allows the following activities in respect of cannabis and cannabis resin: cultivate, manufacture, supply, hold, import, export and transit. This license will remain effective for 8 years, with an option for further renewal.

Bophelo commenced operations including establishing sites and first phase construction and starting site preparation activities in 2018. As of August 2021, Bophelo has completed a few harvests and obtained its Good Agricultural and Collection Practices (“GACP”) certification. Furthermore, manufacturing plans are on track to build out an on-site extraction facility at Bophelo of approximately 80 square meters (800 square feet). This extraction room and the accompanying lab will be built to EU GMP specifications, which is expected to allow for export of oils and concentrates worldwide where allowed.

In January 2020, Bophelo entered into a strategic alliance and seed purchase agreement with OG DNA Genetics Inc. (“DNA Genetics”), which provides Bophelo with exclusive rights to develop new and existing DNA Genetics’ strains of medical cannabis in Lesotho for worldwide exportation. The initial period of the strategic alliance is five years, with successive five-year renewal options in place. In addition, Bophelo and DNA Genetics entered into an exclusive seed purchase agreement. This seed purchase agreement will enable Bophelo to commence imports to Lesotho of cannabis seeds for cultivation from DNA Genetics.

On August 7, 2020, Bophelo entered into a C$30,000,000 offtake agreement with Medcan Ltd. for the sale of bulk cannabis biomass, primarily into the European market. The contract specifies initial deliveries of up to 10,000 kilograms. The term of the agreement is for a period commencing on August 3, 2020, and ended on the earlier of: (i) the date on which Medcan has purchased the full specified volume biomass from Bophelo; or (ii) the seventh anniversary of the effective date.

Canmart

Canmart is a licensed importer and distributor of cannabis-based products for medicinal use (“CBPMs”) in the United Kingdom. Canmart holds one of a limited number of Controlled Drug Licenses issued by the Home Office to possess and supply CBPMs in the United Kingdom. This license is due to expire on February 3, 2022 and needs to be reapplied for on a yearly basis. Canmart is required to apply for an import license issued by the Home Office for every specific shipment of CBPMs and Canmart has successfully been granted such import licenses. Canmart holds both a Manufacturer’s Specials License for importation of CBPMs and a Wholesale Distribution Authorization from the Medicines and Healthcare Products Regulatory Agency. In addition, Canmart operates a licensed 25,000 square foot third-party logistics warehouse in the southeast of England.

Canmart commenced importing and distributing CBPMs in 2020. Under the current controlled drugs regulatory regime, Canmart is only able to supply to dispensing pharmacists, clinics and other wholesale distributors. However, Canmart’s intention is to establish direct sales channels to patients through Canmart owned and operated clinics and pharmacies. Canmart’s strategy is to grow the medical cannabis market by identifying patients with specific conditions and needs and providing easy to access education and consultations to patients about medical benefits of CBPMs based on observational clinical studies from international studies. We believe this direct sales model will enable Canmart to expand its market share effectively and efficiently.

Our Opportunity, Competitive Strengths and Growth Strategies

We are targeting what we believe to be the lucrative international medical cannabis market, which is estimated to be worth approximately $47 billion by 2027, according to Emergen Research. There has been a growing demand for medical cannabis around the world as a result of the increased legalization of cannabis for medical purposes as well as the rise in cannabis-related medical research activities.

We believe that upon the completion of the Acquisition, the following competitive strengths will contribute to our success and differentiate us from our competitors:

•	Lesotho Cultivation Advantage. Through Bophelo’s cultivation operations, we have the ability to cultivate high yielding strains of cannabis for medical purposes at a comparatively low cost. Conditions at Bophelo’s site of operations near T’sakholo in the Mafeteng District of Lesotho are conductive for the cultivation of medical-grade cannabis including favorable environmental conditions, abundant supply of semi-skilled and unskilled labor, world-class road and air infrastructure network and favorable tax treatments.

•	Significant Potential to Scale Up Production. Bophelo is one of the largest licensed landholders engaging in cannabis cultivation in Lesotho. Bophelo is cultivating cannabis over a 5 hectare area under greenhouse or indoor conditions, with conditional government approval to expand our cultivation footprint up to 200 hectares once it has fully utilized the first 5 hectares of our licensed cultivation area, which gives us the potential ability to significantly scale up production. Bophelo has leased a 200-hectare land package in an emerging Special Economic Zone in Lesotho which is intended to be dedicated to the cannabis cultivation and related operations.

•	Possession of Licenses. Canmart possesses a collection of regulatory licenses, of which only a limited number have been issued, for the import and distribution of medical cannabis to patients in the United Kingdom. Bophelo is the holder of one of a limited number of operational licenses issued in Lesotho for the import, cultivation, production and export of medicinal cannabis products.

•	Pursuit for ESG Goals and Strong Partnership with Local Communities. We focus on environmental, social and governance (“ESG”) initiatives and aim to empower women and vulnerable persons. To this end, Bophelo has partnered and we will continue to partner with Mophuthi Matsoso Development Trust, a Lesotho non-profit organization, to provide for the construction of a learning center, a place of worship, feeding programs and other public good initiatives for the local community of T’sakholo. We believe a commitment to ESG initiatives and building a strong partnership with the local African community will promote goodwill towards our local operations and brands and benefit our long-term business growth.

•	Experienced Management Team. Our management is experienced and has an extensive knowledge of the international cannabis industry as well as local conditions in Lesotho and the United Kingdom.

Our goal after the Acquisition is completed is to become a market leader in the cultivation, processing and supply of ethically sourced, medicinal-grade cannabis products and cannabis based medical and wellness products for international markets. Our primary strategies to achieve our goals include:

•	Expanding our production capacity. In the near term, our primary strategy is to expand our production capacity as quickly as possible at Bophelo. We plan to take advantage of the favorable cultivation conditions in Lesotho to achieve economies of scale in our production of premium quality cannabis products.

•	Expanding our geographic footprint. Our current focus is on selling third-party CBPMs in the United Kingdom in the short term, with plan to expand sales of such products in the United Kingdom and sales of cannabis products produced by Bophelo to international markets, subject to regulatory conditions in such countries.

•	Pursuing accretive acquisitions. We believe that our deal-making capabilities and experience will allow us to successfully identify, consummate and integrate acquisitions.

•	Ethical sourcing. We are committed to ESG performance in our operations, with a particular focus on empowering women and vulnerable persons in local communities. We believe our ESG commitments and practices will enable us to build strong partnerships with the communities in which we operate, enhance the reputation of our brands and benefit our long-term growth.

Our Management Team

Louisa Mojela serves as Executive Chairman and director of Akanda and is one of Southern Africa’s most influential and successful business leaders. Ms. Mojela is the Group CEO of Wiphold (Women Investment Portfolio Holdings), one of the largest African-based ESG funds to empower black African women, which she co-founded in 1994. She has led capital raises and held directorships at companies such as Sasol Mining (a subsidiary of Sasol Holdings listed on the New York Exchange), Distell, Ixia Coal, South African Airways, Ericsson SA, Adcorp, and Sun International (SJ: SUI), amongst others. In addition to her business dealings, Ms. Mojela is focused on various social development initiatives in Lesotho in line with the Sustainable Development Goals of the Government of Lesotho. She has received numerous accolades for her leadership. Among these, in 2000 she was selected as one of 40 women for the “Leading Women Entrepreneur of the World”; in 2015 she was named one of three “Business Women of the Year – Southern Africa” at the All Africa Business Leaders Awards in partnership with CNBC Africa; and in 2016, she won the European Business Assembly’s “Best Manager of the Year” award at an event held in Switzerland.

Tej Virk, an accomplished cannabis and corporate finance and banking industry executive, serves as Akanda’s founding Chief Executive Officer and director. He joins Akanda from Khiron Life Sciences (TSX-V: KHRN) (OTC: KHRNF) (“Khiron”), where he was President and Managing Director, Europe, establishing Khiron’s medical and consumer packaged goods business in the region. Prior to Khiron, Mr. Virk was Managing Director, Europe, for Canopy Growth Corporation (NASDAQ: CGC) (TSE: WEED) (“Canopy”), where he was responsible for driving the multinational expansion of Canopy's European operations. Working with top research doctors in the UK, Spain, and Germany, he has overseen the launch of multiple medical cannabis products in Europe, including flower for inhalation and oils. Mr. Virk has extensive cannabis sector M&A experience and has transacted on numerous IPOs and follow-on capital raises for global cannabis companies, including Canopy and Tilray (NASDAQ: TLRY). At the beginning of his career, Virk spent 15 years in investment banking and capital markets at BMO Financial Group (NYSE: BMO).

Charles Kie will serve as the Lead Independent Director of Akanda. As the Co-Founder and CEO of New African Capital Partners and former Managing Director and CEO of Ecobank Nigeria, Mr. Kie brings a wealth of financial and operational expertise to the Akanda. Mr. Kie also currently serves as a non-executive board member at Empower Families for Innovative Philanthropy (ERFIP) – Edmond de Rothschild Foundations – Switzerland.

Philip van den Berg serves as director of Akanda and brings an extensive 30-year career in finance, principally in the equities divisions at Goldman Sachs and Deutsche Morgan Grenfell in London, as well as on the buy-side as co-founder of both Olympus Capital Management, one of the first European hedge funds and Taler Asset Management, a wealth management company based in Gibraltar. Since 2014, Mr. van den Berg has been an active investor in various start-up companies in Europe and the U.S. where he has held positions as director and CFO of several public companies. Mr. van den Berg is currently a director and Chief Financial Officer of Halo. He has implemented corporate governance and administrative systems, has been involved in a number of capital market transactions, oversaw a public listing, and has been involved in mergers and acquisitions.

Trevor Scott serves as Akanda’s Chief Financial Officer and Corporate Secretary. Trevor has, since 2009, held several positions as director and CFO of a number of public, stock exchange listed companies and has significant experience in the international cannabis industry. Trevor was involved in the formation of Bophelo in 2018 and has served as its CFO since its inception. Trevor is a chartered accountant by profession, and has experience with regards to fundraising, accounting, investor relations, internal controls and mergers and acquisition related matters.

Corporate Structure

Akanda was incorporated on July 16, 2021 in the Province of Ontario, Canada under the Business Corporations Act (Ontario) and is headquartered in London, the United Kingdom.

Exhibit C

RISK FACTORS

An investment in the Shares involves a high degree of risk. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business, financial condition and operating results. If any of the following risks, or any other risks not described below, actually occur, it is likely that business, financial condition and operating results could be seriously harmed. As a result you could lose part or all of your investment.

Risks Related to our Business and Industry

We are an early-stage company with limited operating history and may never become profitable.

The Company was only recently incorporated, has not commenced commercial operations and has no assets other than cash. Each of Bophelo and Canmart has a very limited operating history and has generated minimal revenue. Upon the completion of the Acquisition, we will remain an early-stage company and will have limited financial resources and minimal operating cash flow. If we cannot successfully develop, manufacture and distribute our products, or if we experience difficulties in the development process, such as capacity constraints, quality control problems or other disruptions, we may not be able to develop or offer market-ready commercial products at acceptable costs, which would adversely affect our ability to effectively enter the market or expand our market share. A failure by us to achieve a low-cost structure through economies of scale or improvements in cultivation, manufacturing or distribution processes would have a material adverse effect on our commercialization plans and our business, prospects, results of operations and financial condition.

We will require adequate proceeds generated from this Offering and additional funding to maintain and expand our operations and develop our sales and distribution channels. There can be no assurance that additional funding will be available to us for the development of our business, which will require the commitment of substantial resources. Accordingly, you should consider our prospects in light of the costs, uncertainties, delays and difficulties frequently encountered by companies in the early stages of development. Potential investors should carefully consider the risks and uncertainties that an early stage company with a very limited operating history will face. In particular, potential investors should consider that we may be unable to:

•	successfully implement or execute our business plan, or that our business plan is sound;

•	effectively pursue business opportunities, including potential acquisitions;

•	adjust to changing conditions or keep pace with increased demand;

•	attract and retain an experienced management team; or

•	raise sufficient funds in the capital markets to effectuate our business plan, including expanding production capacity, licensing and approvals.

Our financial situation creates doubt as to whether we will continue as a going concern.

Each of Akanda, Bophelo and Canmart has generated no revenue or, only minimal revenue, since inception, and after the completion of the Acquisition, we expect to incur a net loss for the fiscal year ending December 31, 2021 and thereafter, primarily as a result of increased operating expenses to execute our business plan and growth strategy. There can be no assurances that we will be able to achieve a level of revenues adequate to generate sufficient cash flow from operations or obtain funding from this Offering or additional financing through private placements, public offerings and/or bank financing necessary to support our working capital requirements. To the extent that funds generated from any private placements, public offerings and/or bank financing are insufficient, we will have to raise additional working capital. No assurance can be given that additional financing will be available, or if available, will be on acceptable terms. These conditions raise substantial doubt about our ability to continue as a going concern. If adequate working capital is not available, we may be forced to discontinue operations, which would cause investors to lose their entire investment.

The closing of the Acquisition will be subject to the satisfaction or waiver of certain closing conditions, and there is a risk that the closing will not occur timely if those conditions are not satisfied or waived.

We plan to enter into a share purchase agreement (the “Purchase Agreement”) with Halo to acquire all the issued and outstanding equity interests in Cannahealth. Pursuant to the Purchase Agreement, as consideration for the Acquisition, we will issue 13,129,212 Common Shares at the closing, which is expected to occur immediately prior to the closing of this Offering. The closing of the Acquisition will be subject to the satisfaction or waiver of certain closing conditions, including: (i) the accuracy of the representations and warranties of the parties set forth in the Purchase Agreement as of the closing; (ii) the performance by the parties of all covenants and obligations set forth in the agreement which are required to be performed or complied with at or prior to the closing; (iii) the receipt of all necessary third party consents, waivers and releases required to be obtained in connection with the Acquisition; and (iv) Halo’s completion of certain reorganization transactions to consolidate Bophelo and Canmart’s equity ownership interests under Cannahealth as shown in the diagram on Exhibit B “Business Summary”. Accordingly, if either we or Halo is unable to meet all closing conditions, as required by the Purchase Agreement, we may not be able to close the Acquisition and acquire Bophelo and Canmart.

The Company cannot be certain when or if the conditions for the Acquisition will be satisfied or, if permissible under applicable law, waived, or if or when the Acquisition will be completed. Any failure to complete the Acquisition could negatively impact the Company’s ongoing business, financial condition and results of operations.

Future acquisitions and strategic investments could be difficult to integrate, divert the attention of key management personnel, disrupt our business, dilute shareholder value, and harm our results of operations and financial condition.

We expect to complete the Acquisition by acquiring Bophelo and Canmart from Halo prior to the closing of the Offering and we may in the future seek to acquire or invest in, businesses, products, or technologies that we believe could complement our operations or expand our breadth, enhance our capabilities, or otherwise offer growth opportunities. While our growth strategy includes broadening our product offerings, implementing an aggressive marketing plan and employing product diversification, there can be no assurance that our systems, procedures and controls will be adequate to support our operations as they expand.  We cannot assure you that our personnel, systems, procedures or controls will be adequate to support our operations in the future or that we will be able to successfully implement appropriate measures consistent with our growth strategy. As part of our planned growth and diversified product offerings, we may have to implement new operational and financial systems, procedures and controls to expand, train and manage our employee base, and maintain close coordination among our staff. We cannot guarantee that we will be able to do so, or that if we are able to do so, we will be able to effectively integrate them into our existing staff and systems. Additionally, the integration of our acquisitions and pursuit of potential future acquisitions may divert the attention of management and cause us to incur various expenses in identifying, investigating, and pursuing suitable acquisitions, whether or not they are consummated. Any acquisition, investment or business relationship may result in unforeseen operating difficulties and expenditures. In addition, we have limited experience in acquiring other businesses. Specifically, we may not successfully evaluate or utilize the acquired products, assets or personnel, or accurately forecast the financial impact of an acquisition transaction, including accounting charges. Moreover, the anticipated benefits of any acquisition, investment, or business relationship may not be realized, or we may be exposed to unknown risks or liabilities associated with our acquisitions.

We may not be able to find and identify desirable acquisition targets or we may not be successful in entering into an agreement with any one target. Acquisitions could also result in dilutive issuances of equity securities or the incurrence of debt, which could harm our results of operations. In addition, if an acquired business fails to meet our expectations, our business, results of operations, and financial condition may suffer.  In some cases, minority shareholders may exist in certain of our non-wholly-owned acquisitions (for businesses we do not purchase as an 100% owned subsidiary) and  may retain minority shareholder rights which could make a future change of control or necessary corporate approvals for actions more difficult to achieve and/or more costly.

We may also make strategic investments in early-stage companies developing products or technologies that we believe could complement our business or expand our breadth, enhance our technical capabilities, or otherwise offer growth opportunities. These investments may be in early-stage private companies for restricted stock. Such investments are generally illiquid and may never generate value. Further, the companies in which we invest may not succeed, and our investments could lose their value.

Demand for cannabis and its derivative products could be adversely affected and significantly influenced by scientific research or findings, regulatory proceedings, litigation, or media attention.

The legal cannabis industry in the United Kingdom, the Kingdom of Lesotho and in many other potential international markets for us is at an early stage of its development. Consumer perceptions regarding legality, morality, consumption, safety, efficacy and quality of medicinal cannabis are mixed and evolving and can be significantly influenced by scientific research or findings, regulatory investigations, litigation, media attention and other publicity regarding the consumption of medicinal cannabis products. There can be no assurance that future scientific research, findings, regulatory proceedings, litigation, media attention or other research findings or publicity will be favorable to the medicinal cannabis market or any particular product, or consistent with earlier publicity. Future research reports, findings, regulatory proceedings, litigation, media attention or other publicity that are perceived as less favorable than, or that question, earlier research reports, findings or publicity, could have a material adverse effect on the demand for medicinal cannabis and on our business, results of operations, financial condition and cash flows. Public opinion and support for medicinal cannabis use has traditionally been inconsistent and varies from jurisdiction to jurisdiction. Our ability to gain and increase market acceptance of our business may require substantial expenditures on investor relations, strategic relationships and marketing initiatives. There can be no assurance that such initiatives will be successful, and their failure to materialize into significant demand may have an adverse effect on our financial condition.

Our success will depend, in part, on our ability to continue to enhance our product offerings to respond to technological and regulatory changes and emerging industry standards and practices.

Rapidly changing markets, technology, emerging industry and regulatory standards and frequent introduction of new products characterize our business. The process of cultivating and processing our cannabis products to meet applicable standards and successfully marketing such products and obtaining necessary licenses requires significant continuing costs, marketing efforts, third-party commitments and regulatory approvals. We may not be successful in timely expanding our production capacity, or obtaining any required regulatory approvals or licenses, which, together with any capital expenditures made in our operations, may have a material adverse effect on our business, financial condition and operating results.

We are subject to the inherent risk of exposure to product liability claims.

As a cultivator and distributor of products designed to be ingested by humans, we face an inherent risk of exposure to product liability claims, regulatory action and litigation if our products are alleged to have caused bodily harm or injury. In addition, the sale of our products involves the risk of injury to consumers due to tampering by unauthorized third parties or product contamination. Adverse reactions resulting from human consumption of our products alone or in combination with other medications or substances could occur. We may be subject to various product liability claims, including, among others, that our products caused injury or illness, include inadequate instructions for use or include inadequate warnings concerning health risks, possible side effects or interactions with other substances. Product liability claims or regulatory actions against us could result in increased costs, could adversely affect our reputation with our clients and consumers generally, and could have a material adverse effect on our results of operations and financial condition. There can be no assurances that we will be able to obtain or maintain product liability insurance on acceptable terms or with adequate coverage against potential liabilities. Such insurance is expensive and may not be available in the future on acceptable terms, or at all. The inability to obtain sufficient insurance coverage on reasonable terms or to otherwise protect against potential product liability claims could prevent or inhibit the commercialization of our products.

We are subject to the inherent risks involved with product recalls.

Manufacturers and distributors of products are sometimes subject to the recall or return of their products for a variety of reasons, including product defects, such as contamination, unintended harmful side effects or interactions with other substances, packaging safety and inadequate or inaccurate labelling disclosure. If any of our products are recalled due to an alleged product defect or for any other reason, we could be required to incur the unexpected expense of the recall and any legal proceedings that might arise in connection therewith. There can be no assurance that any quality, potency or contamination problems will be detected in time to avoid unforeseen product recalls, regulatory action or lawsuits. Additionally, if our products are subject to recall, our reputation could be harmed. A recall for any of the foregoing reasons could lead to decreased demand for our products and could have a material adverse effect on our results of operations and financial condition. Additionally, product recalls may lead to increased scrutiny of our operations by regulatory agencies, requiring further management attention, potential loss of applicable licenses, and increased legal fees and other expenses.

Research regarding the medical benefits, viability, safety, efficacy, use and social acceptance of cannabis or isolated cannabinoids (such as cannabidiol and tetrahydrocannabinol) remains in early stages.

There have been relatively few clinical trials on the benefits of cannabis or isolated cannabinoids (such as cannabidiol and tetrahydrocannabinol. Although we believe that the articles, reports and studies support our beliefs regarding the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis, future research and clinical trials may prove such statements to be incorrect, or could raise concerns regarding, and perceptions relating to, cannabis. Given these risks, uncertainties and assumptions, investors should not place undue reliance on such articles and reports. Future research studies and clinical trials may draw opposing conclusions to those stated herein or reach negative conclusions related to medical cannabis, which could have a material adverse effect on the demand for our products and could result in a material adverse effect on our business, financial condition and results of operations or prospects.

We may not be able to maintain effective quality control systems.

We may not be able to maintain an effective quality control system. The effectiveness of our quality control system and our ability to obtain or maintain EU GMP and GACP certifications with respect to our manufacturing, processing and testing facilities depend on a number of factors, including the design of our quality control procedures, training programs, and the ability to ensure that our employees adhere to our policies and procedures. We also may depend on third party service providers to manufacture, process or test our products, that are subject to EU GMP and GACP requirements.

We expect that regulatory agencies will periodically inspect our and our service providers’ facilities to evaluate compliance with applicable EU GMP and GACP requirements. Failure to comply with these requirements may subject us or our service providers to possible regulatory enforcement actions. Any failure or deterioration of our or our service providers’ quality control systems, including loss of EU GMP and GACP certifications, may have a material adverse effect on our business, results of operations and financial condition.

The cannabis and cannabinoid industries face strong opposition.

Many political and social organizations oppose hemp and cannabis and their legalization, and many people, even those who support legalization, oppose the sale of hemp, cannabis and their derivatives in their geographies. Our business will need support from local governments, industry participants, consumers and residents to be successful. Additionally, there are large, well-funded businesses and industry groups that may have a strong opposition to the cannabis industry. For example, the pharmaceutical and alcohol industries have traditionally opposed cannabis legalization. Any efforts by these or other industries opposed to cannabis to halt or impede the cannabis industry could have detrimental effects on our business.

We are subject to the risks inherent in an agricultural business.

Upon the completion of the Acquisition, our business will involve the growing of cannabis, which is an agricultural product. The occurrence of severe adverse weather conditions, especially droughts, fires, storms or floods is unpredictable and may have a potentially devastating impact on agricultural production and may otherwise adversely affect the supply of cannabis. Adverse weather conditions may be exacerbated by the effects of climate change and may result in the introduction and increased frequency of pests and diseases. The effects of severe adverse weather conditions may reduce our yields or require us to increase our level of investment to maintain yields. Additionally, higher than average temperatures and rainfall can contribute to an increased presence of insects and pests, which could negatively affect cannabis crops. Future droughts could reduce the yield and quality of our cannabis production, which could materially and adversely affect our business, financial condition and results of operations.

The occurrence and effects of plant disease, insects and pests can be unpredictable and devastating to agricultural production, potentially rendering all or a substantial portion of the affected harvests unsuitable for sale. Even when only a portion of the production is damaged, our results of operations could be adversely affected because all or a substantial portion of the production costs may have been incurred. Although some plant diseases are treatable, the cost of treatment can be high and such events could adversely affect our operating results and financial condition. Furthermore, if we fail to control a given plant disease and the production is threatened, we may be unable to adequately supply our customers, which could adversely affect our business, financial condition and results of operations. There can be no assurance that natural elements will not have a material adverse effect on production.

Our business will be reliant upon third party suppliers, service providers and distributors.

As our business grows, we will need a supply chain for certain material portions of the production and distribution process of our products. Our suppliers, service providers and distributors may elect, at any time, to breach or otherwise cease to participate in supply, service or distribution agreements, or other relationships, on which our operations rely. Loss of our suppliers, service providers or distributors would have a material adverse effect on our business and operational results.

Bophelo currently depends on OG DNA Genetics Inc. for the supply of quality cannabis seeds. Upon the completion of the Acquisition, if for any reason the supply of cannabis seeds is ceased or delayed, we would have to seek alternate suppliers and obtain all necessary authorization for the new seeds. If replacement seeds cannot be obtained at comparable prices, or at all, or if the necessary authorizations are not obtained, our business, financial condition and results of operations would be materially and adversely affected. Our operations could be materially and adversely affected if the supply of cannabis seeds is ceased or delayed and we do not find replacement suppliers and obtain all necessary authorizations.

Part of our strategy is to enter into and maintain arrangements with third parties related to the development, testing, marketing, manufacturing, distribution and commercialization of our products. Our revenues are dependent on the successful efforts of these third parties, including the efforts of our distribution partners. Entering into strategic relationships can be a complex process and the interests of our distribution partners may not be or remain aligned with our interests. Some of our current and future distribution partners may decide to compete with us, refuse or be unable to fulfill or honor their contractual obligations to us, or change their plans to reduce their commitment to, or even abandon, their relationships with us. There can be no assurance that our distribution partners will market our products successfully or that any such third-party collaboration will be on favorable terms.

Our profit margins and the timely delivery of our products are dependent upon the ability of our outside suppliers and manufacturers to supply us with products in a timely and cost-efficient manner. Our ability to develop our business and enter new markets and sustain satisfactory levels of sales in each market depends upon the ability of its outside suppliers and manufacturers to produce the ingredients and products and to comply with all applicable regulations. The failure of our primary suppliers or manufacturers to supply ingredients or produce its products could adversely affect our business operations.

There is no assurance that our sales and promotional activities will be successful.

Our future growth and profitability will depend on the effectiveness and efficiency of sales and promotional expenditures, including our ability to (i) create greater awareness of our products, (ii) determine the appropriate creative message and media mix for future marketing expenditures and (iii) effectively manage sales and promotional costs in order to maintain acceptable operating margins. Upon completion of the Acquisition, we plan to continue to develop the direct sale model of Canmart, which may require us to establish our own clinics and pharmacies. There can be no assurance that our sales and promotional expenditures will result in revenues in the future or will generate awareness of our products and services. In addition, no assurance can be given that we will be able to manage our sales and promotional expenditures on a cost-effective basis.

We believe that maintaining and promoting our brand is critical to expanding our customer base. Maintaining and promoting our brand will depend largely on our ability to continue to provide quality, reliable and innovative products, which we may not do successfully. We may introduce new products or services that our customers do not like, which may negatively affect our brand and reputation. Maintaining and enhancing our brand may require us to make substantial investments, and these investments may not achieve the desired goals. If we fail to successfully promote and maintain our brand or if we incur excessive expenses in this effort, our business and financial results from operations could be materially adversely affected.

We may be unable to sustain its pricing model.

Significant price fluctuations or shortages in the cost of materials may increase our cost of goods sold and cause its results of operations and financial condition to suffer. If we are unable to secure materials at a reasonable price, we may have to alter or discontinue selling some of our products or attempt to pass along the cost to its customers, any of which could adversely affect our results of operations and financial condition.

Additionally, increasing costs of labor, freight and energy could increase our and our suppliers’ cost of goods. If our suppliers are affected by increases in their costs of labor, freight and energy, they may attempt to pass these cost increases on to us. If we pay such increases, we may not be able to offset them through increases in its pricing, which could adversely affect our results of operations and financial condition.

We may be unable to effectively manage future growth.

We may be subject to growth-related risks, including capacity constraints and pressure on our internal systems and controls. Our ability to manage growth effectively will require us to continue to implement and improve our operational and financial systems and to expand, train and manage our employee base. Rapid growth of our business may significantly strain our management, operations and technical resources. If we are successful in obtaining large orders for its products, we will be required to deliver large volumes of products to our customers on a timely basis and at a reasonable cost. We may not obtain large-scale orders for our products and if we do, we may not be able to satisfy large-scale production requirements on a timely and cost-effective basis. Our inability to deal with this growth may have a material adverse effect on our business, financial condition, results of operations and prospects.

We are subject to significant competition by new and existing competitors in the cannabis industry.

The industry in which we operate is subject to intense and increasing competition. Many of our competitors have greater resources that may enable them to compete more effectively than us in the cannabis industry, or they have a longer operating history and greater capital resources and facilities, which may enable them to compete more effectively in this market. We expect to face additional competition from existing licensees and new market entrants who are granted licenses in the jurisdictions in which we expect to operate, including the United Kingdom and the Kingdom of Lesotho, and other jurisdictions in which we intend to expand our operations. If a significant number of new licenses are granted in the near term, we may experience increased competition for market share and may experience downward pricing pressure on our products as new entrants increase production. Such competition may cause us to encounter difficulties in generating revenues and market share, and in positioning our products in the market. If we are unable to successfully compete with existing companies and new entrants to the market, our lack of competitive advantage will have a negative effect on our business and financial condition.

The legalization of adult-use, recreational cannabis may reduce sales of medical cannabis.

Legalization of the sale to adults of recreational, non-medical cannabis in any country may increase competition in the medical cannabis market. We currently do not plan to sell recreational, non-medical cannabis products. We may not be able to achieve our business plan in a highly competitive market where recreational, adult-use cannabis is legal, or the market may experience a drop in the price of cannabis and cannabis products over time, decreasing our profit margins.

We are dependent upon our management and key employees, and the loss of any member of our management team or any key employee could have a material adverse effect on our operations.

Our success is dependent upon the ability, expertise, judgment, discretion and good faith of our senior management and key employees, including, without limitation, Louisa Mojela, our Executive Chairman, and Tejinder Virk, our Chief Executive Officer. The loss of any member of our management team or any of our key employees could have a material adverse effect on our business and results of operations. While employment agreements and incentive programs are customarily used as primary methods of retaining the services of key employees, these agreements and incentive programs cannot assure the continued services of such employees. Any loss of the services of such individuals, or an inability to attract other suitably qualified persons when needed, could have a material adverse effect on our business, operating results or financial condition. We do not currently maintain key-person insurance on the lives of any of our key employees or members of management. Competition for qualified technical, sales and marketing staff, as well as officers and directors can be intense, and no assurance can be provided that we will be able to attract or retain such qualified individuals in the future, which may adversely affect our operations.

Our directors and officers may have conflicts of interest in conducting their duties.

We may be subject to various potential conflicts of interest because of the fact that some of our officers and directors may be engaged in a range of business activities. In addition, our executive officers and directors may devote time to their outside business interests, so long as such activities do not materially or adversely interfere with their duties to us. In some cases, our executive officers and directors may have fiduciary obligations associated with these business interests that interfere with their ability to devote time to our business and affairs and that could adversely affect our operations. These business interests could require significant time and attention of our executive officers and directors.

The recent Coronavirus (“COVID-19”) outbreak and similar disease outbreaks or public health emergencies could adversely affect our future operations.

Our operations could be significantly and adversely affected by the effects of a widespread global outbreak of a contagious disease and other unforeseen events, including the recent outbreak of a respiratory illness caused by COVID-19 and the related economic repercussions. We cannot accurately predict the effects COVID-19 will have on our operations and the ability of others to meet their obligations with us, including uncertainties relating to the ultimate geographic spread of the virus, the severity of the disease, the duration of the outbreak, and the length of travel and quarantine restrictions imposed by governments of affected countries. In light of the recent COVID-19 pandemic, upon the completion of the Acquisition, there could be a negative impact on sourcing medical cannabis products for our distribution in the United Kingdom or, the continued buildout and optimization of our cultivation and manufacturing facilities in Lesotho in accordance with the requirement of EU GMP. Additionally, COVID-19 has caused significant disruptions to the global financial markets, which could impact our ability to raise additional capital. The ultimate impact on us and our significant suppliers and prospective customers is unknown, but our operations and financial condition could suffer in the event of any of these types of unpredictable events. Further, any significant uninsured liability may require us to pay substantial amounts, which would adversely affect our business, results of operations, financial condition and cash flows.

At Bophelo and Canmart’s offices and operations facilities in the United Kingdom and the Kingdom of Lesotho, all employees wear masks and practice social distancing. There are strict protocols on screening of employees and visitors; which include temperature checks and the requirement to complete detailed questionnaires concerning, among other things, possible exposure to COVID-19. Hand sanitizer is provided and hand washing protocols are in place. Signage has been put in place at our operations reminding visitors and staff of COVID-19 protocols. Both the UK and Lesotho governments have commenced the roll-out of COVID-19 vaccines to the population of each of those countries. The UK population has reached a significant level of vaccination, while Lesotho’s rate of vaccination is still in its early stages. Bophelo and Canmart have encouraged all of their employees to be vaccinated. Despite these measures taken, there is no guarantee that the continued development of COVID-19 will not affect their operations negatively.

We could be subject to a security breach that could result in significant damage or theft of products and equipment.

Breaches of security at our facilities may occur and could result in damage to or theft of products and equipment. A security breach at our facilities could result in a significant loss of inventory or work in process, expose us to liability under applicable regulations and increase expenses relating to the investigation of the breach and implementation of additional preventative security measures, any of which could have an adverse effect on our business, financial condition and results of operations.

We may incur significant costs to defend our intellectual property and other proprietary rights.

The ownership and protection of trademarks, patents, trade secrets and intellectual property rights are significant aspects of our future success. Unauthorized parties may attempt to replicate or otherwise obtain and use our products and technology. Policing the unauthorized use of our current or future trademarks, patents, trade secrets or intellectual property rights could be difficult, expensive, time-consuming and unpredictable, as may be enforcing these rights against unauthorized use by others.

In addition, other parties may claim that our products infringe on their proprietary rights such as trade secrets. Such claims, regardless of their merit, may result in the expenditure of significant financial and managerial resources, legal fees, injunctions, temporary restraining orders and/or require the payment of damages. Additionally, we may need to obtain licenses from third parties who allege that we have infringed on their lawful rights. Such licenses may not be available on terms acceptable to us or at all. In addition, we may not be able to obtain or utilize on terms that are favorable to us, or at all, licenses or other rights with respect to intellectual property that we do not own.

Risks Related to Our Expected International Operations and Operations in Emerging Markets

As a company based outside of the United States, we are subject to economic, political, regulatory and other risks associated with international operations.

Our business is subject to risks associated with conducting business outside of the United States. Upon the completion of the Acquisition, our operations will be based primarily in the United Kingdom and the Kingdom of Lesotho. Our principal office and Canmart’s operations are located in the United Kingdom, and Bophelo’s cultivation operations are located in Lesotho. Accordingly, our future results could be harmed by a variety of factors, including, without limitation, the following:

•	economic weakness, including inflation, or political instability in non-U.S. economies and markets;

•	differing and changing regulatory requirements for product licenses and approvals;

•	differing jurisdictions could present different issues for securing, maintaining or obtaining freedom to operate in such jurisdictions;

•	difficulties in compliance with different, complex and changing laws, regulations and court systems of multiple jurisdictions and compliance with a wide variety of foreign laws, treaties and regulations;

•	changes in applicable non-U.S. regulations and customs, tariffs and trade barriers;

•	changes in applicable non-U.S. currency exchange rates and currency controls;

•	changes in a specific country’s or region’s political or economic environment, including the implications of the recent decision of the United Kingdom to withdraw from the European Union;

•	trade protection measures, import or export licensing requirements or other restrictive actions by governments;

•	differing reimbursement regimes and price controls in certain non-U.S. markets;

•	negative consequences from changes in tax laws;

•	compliance with applicable tax, employment, immigration and labor laws for employees living or traveling abroad, including, for example, the variable tax treatment in different jurisdictions of options granted under our share option schemes or equity incentive plans;

•	workforce uncertainty in countries where labor unrest is more common than in the United States;

•	difficulties associated with staffing and managing international operations, including differing labor relations;

•	production shortages resulting from any events affecting raw material supply or manufacturing capabilities abroad; and

•	business interruptions resulting from geo-political actions, including war and terrorism, or natural disasters, including earthquakes, typhoons, floods and fires.

Our business could suffer as a result of the United Kingdom’s withdrawal from the European Union.

While we are incorporated in the Province of Ontario in Canada, our principal office, a number of our executive officers and key employees, and Canmart’s operations and assets are primarily located in the United Kingdom. The United Kingdom formally exited the European Union, commonly referred to as Brexit, on January 31, 2020. Under the terms of its departure, the United Kingdom entered into a transition period during which it continued to follow all European Union rules, and the trading relationship remained the same, until December 31, 2020. On December 24, 2020, the European Union and the United Kingdom entered into a new trade agreement to govern their relationship following Brexit. However, substantial uncertainty remains concerning which EU laws and regulations will continue to be implemented in the United Kingdom after Brexit (including financial laws and regulations, tax and free trade agreements, intellectual property rights, data protection laws, supply chain logistics, environmental, health and safety laws and regulations, immigration laws and employment laws).

The uncertainty concerning the United Kingdom’s legal, political and economic relationship with the European Union after Brexit may negatively impact direct foreign investment in the United Kingdom, increase costs, depress economic activity and restrict access to capital. It may also be a source of instability in the international markets, create significant currency fluctuations, and/or otherwise adversely affect trading agreements or similar cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) beyond the date of Brexit. We may also face new regulatory costs and challenges that could have an adverse effect on our operations.

The United Kingdom’s withdrawal from the European Union could lead to increased market volatility, which could make it more difficult for us to do business in Europe or have other adverse effects on our business.

As a result of the United Kingdom’s withdrawal from the European Union, the United Kingdom now has third country status outside of the European Union. Before the end of 2020, the United Kingdom and the European concluded a Trade and Cooperation Agreement (“TCA”) which took effect January 1, 2021. The terms of the TCA allow for tariff-free and quota-free access to the EU market for the United Kingdom so long as the United Kingdom does not diverge from EU laws. To the extent the United Kingdom does diverge from EU laws, access to EU markets may be made more restricted than it currently is. In addition, the TCA does not allow U.K. institutions access to EU markets, so it is possible that there will be a period of considerable uncertainty, particularly in relation to U.K. financial and banking markets, as well as in relation to the regulatory process in Europe. As a result of this uncertainty, financial markets could experience volatility. We may also face new regulatory costs and challenges that could have a material adverse effect on our operations. In this regard, the European Medicines Agency has already issued a notice reminding marketing authorization holders of centrally authorized medicinal products for human and veterinary use of certain legal requirements that need to be considered as part of Brexit, such as the requirement for the marketing authorization holder of a product centrally approved by the European Commission to be established in the European Union, and the requirement for some activities relating to centrally approved products to be performed in the European Union. As a third country, the United Kingdom will lose the benefits of global trade agreements negotiated by the European Union on behalf of its members, which may result in increased trade barriers which could make our doing business worldwide more difficult. In addition, currency exchange rates in the pound sterling and the euro with respect to each other and the U.S. dollar have already been adversely affected by Brexit. Should this foreign exchange volatility continue, it could cause volatility in our financial results.

We expect to increase our international sales in the future, and such sales may be subject to unexpected exchange rate fluctuations, regulatory requirements and other barriers.

We currently expect that our sales will be denominated in U.S. Dollars and Euro and that we may, in the future, have sales denominated in the currencies of additional countries in which we establish operations or distribution. In addition, upon the completion of the Acquisition, we expect to incur the majority of our operating expenses in U.S. Dollars, Euro, South African Rands and Lesotho Maloti. Our international sales may be subject to unexpected regulatory requirements and other barriers. Any fluctuation in the exchange rates of foreign currencies may negatively affect our business, financial condition and results of operations. We have not previously engaged in foreign currency hedging. If we decide to hedge our foreign currency exposure, we may not be able to hedge effectively due to lack of experience, unreasonable costs or illiquid markets. In addition, those activities may be limited in the protection they provide from foreign currency fluctuations and can themselves result in losses.

A change in our tax residence could have a negative effect on our future profitability.

Although we are incorporated in the Province of Ontario in Canada, we are a resident in the United Kingdom for tax purposes. It is possible that in the future, whether as a result of a change in law or the practice of any relevant tax authority or as a result of any change in the conduct of our affairs following a review by our directors or for any other reason, we could become, or be regarded as having become, a resident in a jurisdiction other than the United Kingdom. Should we cease to be tax resident in the United Kingdom, we may have exposure related to unexpected tax liabilities, such as a charge of United Kingdom, capital gains tax on a deemed disposal at market value of our assets and of unexpected tax charges in other jurisdictions on our income. Similarly, if the tax residency of any of our future subsidiaries were to change from their current jurisdiction for any of the reasons listed above, we may be subject to a charge of local capital gains tax on the assets.

Tax regulations and challenges by tax authorities could have a material adverse effect on our business.

We expect to operate in a number of countries and will therefore be regularly examined by and remain subject to numerous tax regulations. Changes in our global mix of earnings could affect our effective tax rate. Furthermore, changes in tax laws could result in higher tax-related expenses and payments. Legislative changes in any of the countries in which we operate could materially impact our tax receivables and liabilities as well as deferred tax assets and deferred tax liabilities. Additionally, the uncertain tax environment in some regions in which we operate may limit our ability to successfully challenge adverse determination by any local tax authorities. We expect to operate in countries with complex tax rules, which may be interpreted in a variety of ways and could affect our effective tax rate. Future interpretations or developments of tax regimes or a higher than anticipated effective tax rate could have a material adverse effect on our tax liability, return on investments and business operations.

In addition, we and our future subsidiaries operate in, are incorporated in and are tax residents of, various jurisdictions. The tax authorities in the various jurisdictions in which we and our subsidiaries operate, or are incorporated, may disagree with and challenge our assessments of our transactions, tax position, deductions, exemptions, where we or our subsidiaries are tax resident, or other matters. If we are unsuccessful in responding to any such challenge from a tax authority, we may be required to pay additional taxes, interest, fines or penalties, we may be subject to taxes for the same business in more than one jurisdiction or may also be subject to higher tax rates, withholding or other taxes. A successful challenge could potentially result in payments to the relevant tax authority of substantial amounts that could have a material adverse effect on our financial condition and results of operations.

Even if we are successful in responding to challenges by taxing authorities, responding to such challenges may be expensive, consume time and other resources, or divert management’s time and focus from our business operations. Therefore, a challenge as to our tax position or status or transactions, even if unsuccessful, may have a material adverse effect on our business, financial condition, results of operations or liquidity or the business, financial condition, and results of operations.

We may be subject to emerging market risks.

Emerging market investment generally poses a greater degree of risk than investment in more mature market economies because the economies in the developing world are more susceptible to destabilization resulting from domestic and international developments.

The Kingdom of Lesotho has a history of economic instability and crises, as well as political instability. Laws and regulations applicable to our cultivation operations in the Kingdom of Lesotho are subject to change in the future and could adversely affect our business, financial condition and results of operations. In particular, fluctuations in the economy in Southern Africa and actions adopted by the government have had and may continue to have a significant impact on companies operating in Southern Africa, including in the Kingdom of Lesotho. Specifically, Bophelo may be impacted by inflation, foreign currency fluctuations, regulatory policies, business and tax regulations and, in general, by the political, social and economic scenarios in the Kingdom of Lesotho and other countries in which we may do business.

Global or regional economic crises could negatively affect investor confidence in emerging markets or the economies of the countries in Southern Africa, including the Kingdom of Lesotho. A significant decline in economic growth or a sustained economic downturn for any of Lesotho’s major trading partners (in particular, the United Kingdom, the United States and China) could have a material adverse impact on the balance of trade and remittances, resulting in lower economic growth. Deterioration in the economic and political situation in South Africa, which surrounds the Kingdom of Lesotho entirely, could adversely affect the local economy and cause instability by disrupting diplomatic or commercial relationships with other nearby countries. Any future tensions may cause political and economic uncertainty, instability, market volatility, low confidence levels and higher risk aversion by investors and market participants that may negatively affect economic activity generally in Southern Africa, including in the Kingdom of Lesotho. Such events could materially and adversely affect Bophelo’s business, financial condition and results of operations.

Exchange controls may restrict our ability to convert or transfer sums in foreign currencies.

Companies operating in Southern Africa are subject to exchange control limitations. Exchange controls in Lesotho are administered by the Central Bank of Lesotho. While exchange controls have been relaxed in recent years and may continue to be relaxed, companies operating in Southern Africa remain subject to restrictions on their ability to export capital outside of the Common Monetary Area, which includes South Africa, Namibia, Lesotho and Eswatini. In addition, as the cash flows of certain countries are highly dependent on the export of certain raw materials, the ability to convert such currencies can be limited by the timing of payments for such exports, which may require us to organize our currency conversions around such constraints. These restrictions may affect the manner in which we finance our transactions outside Southern Africa and the geographic distribution of our debt.

We can offer no assurance that additional restrictions on currency exchange will not be implemented in the future or that these restrictions will not limit our ability to transfer cash, which could have a material adverse effect on our business, financial condition, results of operations and prospects.

The markets in which we may operate are exposed to high inflation and interest rates which could increase our operating costs and reduce our profitability.

The economies of the countries in which we may operate, including the Kingdom of Lesotho, in the past have been, and in the future may continue to be, characterized by rates of inflation and interest rates that are substantially higher than those prevailing in the United States and other highly developed economies. High rates of inflation could increase our costs in such regions and decrease our operating margins. Inflation in Southern African countries generally results in an increase in our operational costs. Higher and sustained inflation in the future, with a consequent increase in operational costs, could have a material adverse effect on our results of operations and our financial condition and could result in operations being discontinued or reduced or rationalized, which could have a material adverse effect on our business, financial condition and results of operations.

Although higher interest rates would increase the amount of income we earn on our cash balances, they would also adversely affect our ability to obtain cost-effective debt financing in certain countries in which we may operate.

Operating in emerging markets may subject us to greater political, economic and market risks than those we would face if we only operated in more developed markets, which could increase our operating costs.

Emerging markets, including the Kingdom of Lesotho in Southern Africa, are subject to greater risks than more developed markets. The political, economic and market conditions in many emerging markets present risks that could make it more difficult to operate our business successfully. These risks include:

•	the strength of emerging market economies;

•	fluctuations in interest rates;

•	political and economic instability, including higher rates of inflation and currency fluctuations;

•	high levels of crime and unemployment;

•	higher levels of corruption, including bribery of public officials;

•	loss due to civil strife, acts of war or terrorism, guerrilla activities and insurrection;

•	lack of well-developed legal systems which could make it difficult for us to enforce our intellectual property and contractual rights;

•	potential adverse changes in laws and regulatory practices, including import and export license requirements and restrictions, tariffs, taxation and other laws or policies affecting foreign trade or investment;

•	restrictions on the right to convert or repatriate currency or export assets;

•	introduction or changes to indigenization and empowerment programs;

•	logistical and communications challenges;

•	difficulties in staffing and managing operations and ensuring the safety of our employees;

•	greater risk of uncollectible accounts and longer collection cycles; and

•	future downgrades of the debt ratings of the countries in which we operate.

If we are unable to effectively manage these risks, it could have a material adverse effect on our business, financial condition and results of operations.

Governments in Africa have in the past intervened in the economies of their respective countries and occasionally made significant changes in policy and regulations. Governmental actions have often involved, among other measures, nationalizations and expropriations, price controls, currency devaluations, mandatory increases on wages and employee benefits, capital controls, limits on imports and arbitrary interference with private ownership of contract rights. Our business, financial condition and results of operations may be adversely affected by changes in government policies or regulations, including such factors as exchange rate and exchange control policies, inflation control policies, price control policies, consumer protection policies, import duties and restrictions, liquidity of domestic capital and lending markets, electricity rationing, tax policies, including tax increases and retroactive tax claims, and other political, diplomatic, social and economic developments in or affecting the countries where we operate. In the future, the level of intervention by African governments may continue to increase. It is difficult to predict the future political, economic and market environment in these countries, and these or other measures could have a material adverse effect on the economy of the countries in which we may operate and, consequently, could have a material adverse effect on our business, financial condition and results of operations.

We face the risk of disruption from labor disputes and changes to labor laws, which could result in significant additional operating costs or alter our relationship with our employees.

We are required to comply with extensive labor regulations in each of the countries in which we will have employees, including with respect to wages, social security benefits and termination payments. For example, Lesotho laws relating to labor regulate work time, provide for mandatory compensation in the event of termination of employment for operational reasons, and impose monetary penalties for non-compliance with administrative and reporting requirements in respect of affirmative action policies, which could result in significant costs.

In addition, future changes to Lesotho legislation and regulations relating to labor may increase our costs or alter our relationship with our employees. Resulting disruptions could have a material adverse effect on our business, results of operations and financial condition.

Risks Related to our Regulatory Framework

The medicinal cannabis regulatory regime is very restrictive and new in the United Kingdom, and laws and enforcement could rapidly change again.

There are significant legal restrictions and regulations that govern the cannabis industry in the United Kingdom. The legislative changes recently made to allow for the prescription and possession of medicinal cannabis without Home Office licenses were very narrow. “Cannabis” remains a Class B controlled drug under the Misuse of Drugs Act 1973 and remains a Schedule 1 drug under the Misuse of Drugs Regulation 2001 (“MDR 2001”). Schedule 1 contains drugs which are not used medically. Cultivation, distribution and possession of Schedule 1 controlled drug is illegal without appropriate licenses. It is only cannabis based products for medicinal use (“CBPMs”) that have been moved to various other schedules under the MDR 2001, which then allows for the prescription and possession of CBPMs without a license.

However, there are also strict requirements that need to be met for the supply of CBPMs to patients to be compliant with the regulations. Despite the demand for CBPMs, there has been great reluctance from the medical establishment in general to prescribe “medicinal products” for which there are no official prescribing guidelines and a lack of clinical data. In particular, the Royal College of Physicians and NHS England have issued guidelines for medical practitioners stating that there is currently limited evidence of the effectiveness of CBPMs, except in very limited cases. This appears to have made specialist doctors loathe to prescribe CBPMs against this explicit guidance. As the medical establishment and regulators are still firming up their approaches to guidance and enforcement, this can create a level of operating uncertainty.

Our activities are, and will continue to be, subject to evolving regulation by governmental authorities. Due to the current regulatory environment in the United Kingdom, new risks may emerge; management may not be able to predict all such risks.

UK based companies also need to be aware of the potential difficulties posed by the UK Proceeds of Crime Act 2002 (“POCA”). POCA prohibits dealing with any benefit (directly or indirectly) arising from criminal conduct. Conduct is criminal if it:

•	constitutes an offence in any part of the United Kingdom, or

•	would constitute an offence in part of the United Kingdom if it occurred there.

This principle of “dual criminality” means that measures to legalize cannabis overseas can be potentially irrelevant when it comes to investing in the United Kingdom, and medicinal cannabis companies operating in the United Kingdom.

Although the risk of action being taken against a UK investor by law enforcement may be considered low when dealing with the indirect proceeds of cannabis, UK companies and investors should be sure to understand the precise nature of their investments or transactions and to keep in mind that investing in, or doing business with, companies involved in recreational cannabis, even where their activity is legal under the laws applicable to them, may nonetheless cause the UK-based investor or counterparty to violate UK money laundering laws.

Cannabis laws, regulations, and guidelines are dynamic and subject to changes.

Cannabis laws and regulations are dynamic and subject to evolving interpretations which could require us to incur substantial costs associated with compliance or alter certain aspects of our business plan. It is also possible that regulations may be enacted in the future that will be directly applicable to certain aspects of our businesses. We cannot predict the nature of any future laws, regulations, interpretations or applications, nor can we determine what effect additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on our business. Management expects that the legislative and regulatory environment in the cannabis industry in the United Kingdom, the Kingdom of Lesotho and internationally will continue to be dynamic and will require innovative solutions to try to comply with this changing legal landscape in this nascent industry for the foreseeable future. Failure to comply with any such legislation may have a material adverse effect on our business, financial condition and results of operations.

Public opinion can also exert a significant influence over the regulation of the cannabis industry. A negative shift in the public’s perception of the cannabis industry could affect future legislation or regulation in different jurisdictions.

There are risks associated with the regulatory regime and permitting requirements of our operations.

Achievement of our business objectives is contingent, in part, upon compliance with regulatory requirements enacted by governmental authorities and obtaining all regulatory approvals, where necessary, for the cultivation, processing and sale of our products. Bophelo and Canmart currently holds the licenses required to conduct their respective operations. We may not be able to obtain or maintain the necessary licenses, permits, quotas, authorizations or accreditations to operate our business going forward, or may only be able to do so at great cost. We cannot predict the time required to secure all appropriate regulatory approvals for our products, or the extent of testing and documentation that may be required by local governmental authorities.

Our officers and directors must rely, to a great extent, on our local legal counsel and local consultants retained in the United Kingdom and Lesotho in order to keep abreast of material legal, regulatory and governmental developments as they pertain to and affect our business operations, and to assist us with governmental relations. Upon the completion of the Acquisition, we must rely, to some extent, on those members of management and the Board who have previous experience working and conducting business in the United Kingdom or the Kingdom of Lesotho in order to enhance our understanding of and appreciation for the local business culture and practices in such jurisdictions.

We also rely on the advice of local experts and professionals in connection with any current and new regulations that develop in respect of banking, financing and tax matters in the jurisdictions in which we operate. Any developments or changes in such legal, regulatory or governmental requirements or in local business practices in such jurisdictions are beyond our control and may adversely affect our business.

We will incur ongoing costs and obligations related to regulatory compliance. Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. We may be required to compensate those suffering loss or damage by reason of our operations and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations. In addition, changes in regulations, more vigorous enforcement thereof or other unanticipated events could require extensive changes to our operations, increased compliance costs or give rise to material liabilities, which could have a material adverse effect on our business, results of operations and financial condition.

Any failure on our part to comply with applicable regulations or to obtain and maintain the necessary licenses and certifications could prevent us from being able to carry on our business, and there may be additional costs associated with any such failure.

Our business activities are heavily regulated in all jurisdictions where we do business. Our operations are subject to various laws, regulations and guidelines by governmental authorities relating to the cultivation, processing, manufacture, marketing, management, distribution, transportation, storage, sale, packaging, labelling, pricing and disposal of cannabis and cannabis products. In addition, we are subject to laws and regulations relating to employee health and safety, insurance coverage and the environment. Laws and regulations, applied generally, grant government agencies and self-regulatory bodies broad administrative discretion over our activities, including the power to limit or restrict business activities as well as impose additional disclosure requirements on our products and services.

Any failure by us to comply with applicable regulatory requirements could:

•	require extensive changes to our operations;

•	result in regulatory or agency proceedings or investigations;

•	result in the revocation of our licenses and permits, the imposition of additional conditions on licenses to operate our business, and increased compliance costs;

•	result in product recalls or seizures;

•	result in damage awards, civil or criminal fines or penalties;

•	result in the suspension or expulsion from a particular market or jurisdiction of our key personnel;

•	result in restrictions on our operations or the imposition of additional or more stringent inspection, testing and reporting requirements;

•	harm our reputation; or

•	give rise to material liabilities.

There can be no assurance that any future regulatory or agency proceedings, investigations or audits will not result in substantial costs, a diversion of management’s attention and resources or other adverse consequences to our business.

In addition, changes in regulations, government or judicial interpretation of regulations, or more vigorous enforcement thereof or other unanticipated events could require extensive changes to our operations, increase compliance costs or give rise to material liabilities or a revocation of our licenses and other permits. Furthermore, governmental authorities may change their administration, application or enforcement procedures at any time, which may adversely affect our ongoing regulatory compliance costs. There is no assurance that we will be able to comply or continue to comply with applicable regulations.

The legal cannabis market is a relatively new industry. As a result, the size of our target market is difficult to quantify, and investors will be reliant on their own estimates on the accuracy of market data.

Because the cannabis industry is in a nascent stage, there is a lack of information about comparable companies available for potential investors to review in deciding whether to invest in us and, few, if any, established companies whose business model we can follow or upon whose success we can build. Accordingly, investors should rely on their own estimates regarding the potential size, economics and risks of the cannabis market in deciding whether to invest in our Common Shares. We are an early-stage company that has not generated net income. There can be no assurance that our growth estimates are accurate or that the cannabis market will be large enough for our business to grow as projected.

Although we are committed to researching and developing new markets and products and improving existing products, there can be no assurances that such research and market development activities will prove profitable or that the resulting markets or products, if any, will be commercially viable or successfully produced and marketed. We must rely largely on our own market research to forecast sales and design products as detailed forecasts and consumer research are not generally obtainable from reliable third-party sources in the United Kingdom, the European market, Southern Africa, Canada and in other international jurisdictions.

In addition, there is no assurance that the industry and market will continue to exist and grow as currently estimated or anticipated or function and evolve in the manner consistent with management’s expectations and assumptions. We could also be subject to other events or circumstances that adversely affect the cannabis industry, such as the imposition of further restrictions on sales and marketing or further restrictions on sales in certain areas and markets.

Marijuana remains illegal under U.S. federal law, and the enforcement of U.S. cannabis laws could change.

There are significant legal restrictions and regulations that govern the cannabis industry in the United States. Marijuana remains a Schedule I drug under the Controlled Substances Act, making it illegal under federal law in the United States to, among other things, cultivate, distribute or possess cannabis in the United States. In those states in which the use of marijuana has been legalized, its use remains a violation of federal law pursuant to the Controlled Substances Act. The Controlled Substances Act classifies marijuana as a Schedule I controlled substance, and as such, medical and adult use cannabis use is illegal under U.S. federal law. Unless and until the U.S. Congress amends the Controlled Substances Act with respect to marijuana (and the President approves such amendment), there is a risk that federal authorities may enforce current federal law. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may form the basis for prosecution under applicable U.S. federal money laundering legislation. While the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with medical or adult-use cannabis regulatory programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve us of liability under U.S. federal law, nor will it provide a defense to any federal proceeding which may be brought against us should we expand our operations into the U.S. Since U.S. federal law criminalizing the use of marijuana pre-empts state laws that legalize its use, enforcement of federal law regarding marijuana may be a significant risk and could greatly harm our business, prospects, revenue, results of operation and financial condition if we were to expand our operations into the United States. We currently have no operations in the United States and no plans to expand our operations into the United States in the foreseeable future.

Our activities are, and will continue to be, subject to evolving regulation by governmental authorities. The legality of the production, cultivation, extraction, distribution, retail sales, transportation and use of cannabis differs among states in the United States. Due to the current regulatory environment in the United States, new risks may emerge; management may not be able to predict all such risks. Due to the conflicting views between state legislatures and the federal government regarding cannabis, cannabis businesses are subject to inconsistent laws and regulations. There can be no assurance that the federal government will not enforce federal laws relating to marijuana and seek to prosecute cases involving marijuana businesses that are otherwise compliant with state laws in the future. To date, federal enforcement agencies have taken little or no action against state-compliant cannabis businesses in the United States. However, the DOJ may change its enforcement policies at any time, with or without advance notice. The uncertainty of U.S. federal enforcement practices going forward and the inconsistency between U.S. federal and state laws and regulations may present risks for us if we expand our operations into the United States in the future.

Risks Related to Financials and Accounting

There are tax risks we may be subject to in carrying out our business in multiple jurisdictions.

We will operate and, accordingly, will be subject to income tax and other forms of taxation in multiple jurisdictions. We may be subject to income taxes and non-income taxes in a variety of jurisdictions and our tax structure may be subject to review by both domestic and foreign taxation authorities.  Those tax authorities may disagree with our interpretation and/or application of relevant tax rules. A challenge by a tax authority in these circumstances might require us to incur costs in connection with litigation against the relevant tax authority or reaching a settlement with the tax authority and, if the tax authority’s challenge is successful, could result in additional taxes (perhaps together with interest and penalties) being assessed on us, and as a result an increase in the amount of tax payable by us. In addition, we may be subject to different taxes imposed by the local governments in the jurisdictions where we operate, and changes within such tax, legal and regulatory framework may have an adverse effect on our financial results.

Taxation laws and rates which determine taxation expenses may vary significantly in different jurisdictions, and legislation governing taxation laws and rates are also subject to change. Therefore, our earnings may be affected by changes in the proportion of earnings taxed in different jurisdictions, changes in taxation rates, changes in estimates of liabilities and changes in the amount of other forms of taxation. The determination of our provision for income taxes and other tax liabilities will require significant judgment (including based on external advice) as to the interpretation and application of these rules. We may have exposure to greater than anticipated tax liabilities or expenses.

There is a risk that we will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes for the current or any future taxable year, which could result in material adverse U.S. federal income tax consequences if you are a U.S. Holder.

If we (or any of our non-U.S. subsidiaries) are a PFIC for any taxable year during which a U.S. Holder owns Common Shares, certain adverse U.S. federal income tax consequences could apply to such U.S. Holder. The determination of whether a corporation is a PFIC for a taxable year depends, in part, on the application of complex U.S. federal income tax rules that are subject to differing interpretations. In addition, the determination of whether a corporation will be a PFIC for any taxable year generally can only be made after the close of such taxable year. Therefore, it is possible that we could be classified as a PFIC for our initial taxable year or in future years due to changes in the nature of our business, composition of our assets or income, as well as changes in our market capitalization. In particular, our PFIC status will depend, in part, on the amount of cash that we raise in this offering and how quickly we utilize the cash in our business. Based upon the foregoing, it is uncertain whether we will be a PFIC for our current taxable year or any future taxable year. We have not determined, if we (or any of our non-U.S. subsidiaries) were to be classified as a PFIC for a taxable year, whether we will provide information necessary for a U.S. Holder to make a “qualified electing fund” election which, if available, would result in tax treatment different from (and generally less adverse than) the general tax treatment for PFICs. Accordingly, U.S. Holders should assume that they will not be able to make a qualified electing fund election with respect to our Common Shares. The PFIC rules are complex, and each U.S. Holder should consult his, her or its own tax advisor regarding the PFIC rules, the elections which may be available, and how the PFIC rules may affect the U.S. federal income tax consequences relating to the ownership and disposition of our Common Shares.

Failure to develop our internal controls over financial reporting as we grow could have an adverse effect on our operations.

As we mature, we will need to continue to develop and improve our current internal control systems and procedures to manage our growth. We are required to establish and maintain appropriate internal controls over financial reporting. Failure to establish appropriate controls, or any failure of those controls once established, could adversely affect our public disclosures regarding our business, financial condition or results of operations. In addition, management’s assessment of internal controls over financial reporting may identify weaknesses and conditions that need to be addressed in our internal controls over financial reporting or other matters that may raise concerns for investors.

Risks Related to our Common Shares and this Offering

Although a minimum offering amount is required, there will be multiple closings in the Offering which will increase the risk that investors, especially earlier investors, could lose their entire investment.

Although a minimum offering amount is required for the initial closing of this Offering, once the minimum offering amount is achieved, proceeds from the Offering will be released then and thereafter as the Company receives additional subscriptions for Shares. If the Company raises less than the maximum offering amount, it may lack the working capital and to fully implement its business plans. No assurance can be given that the Company will raise any funds after the initial closing and the allowance for the Company to have multiple closings increases the chance that investors, particularly early investors, may lose their entire investment.

Affiliates of our Company and the Placement Agent, including officers, directors and existing stockholders of our Company, may invest in this offering and their funds will be counted toward our achievement of the Minimum Amount.

There is no restriction on affiliates of our Company or of the placement agent, including its officers, directors and existing stockholder, investing in the offering. As a result, it is possible that if we raise some funds, but have not reached the minimum amount, affiliates can contribute the balance so that there will be a closing. The minimum amount is typically intended to be a protection for investors and give investors confidence that other investors, along with them, are sufficiently interested in the offering and the company, and its prospects to receive investments of at least the minimum amount. By permitting affiliates to invest in the offering and make up any shortfall between what non-affiliate investors have invested and the minimum amount, this protection is largely eliminated. Investors should be aware that no funds other than their own and those of affiliates investing along with them may be invested in this offering.

We have no significant sources of revenue and limited capitalization and may require additional financing after the Offering, which may not be available.

We are in the development stage and have not generated any revenue. We have limited capitalization, which increases our vulnerability to general adverse economic and industry conditions, limits our flexibility in planning for, or reacting to changes in our business and industry and may place us at a competitive disadvantage to competitors with sufficient or excess capitalization. After the completion of the Acquisition, to develop our business, we will require additional cash in the form of equity or debt following completion of the Offering in order to meet our working capital requirements. If we are unable to obtain sufficient additional financing on satisfactory terms and conditions, we may be forced to curtail our plans or operations. Our ability to obtain additional financing will depend upon a number of factors, many of which are beyond our control. We have no current arrangements with respect to, or sources of, financing other than the proposed Offering. Should we be unable to raise additional capital, investors could lose their entire investment.

We have a limited operating history upon which investors may base their investment decision, and as a result any potential investment is highly speculative.

Although we believe our management team has extensive knowledge of the cannabis product industry and closely monitors changes in legislation with regards to recreational cannabis laws worldwide, we operate in an evolving industry that may not develop as expected and we may not be able to adapt as needed to stay competitive in such industry. Furthermore, we were incorporated in July 2021 and Bophelo and Canmart, which we intend to acquire, also each have a limited operating history. We are, and upon the completion of the Acquisition, will continue to subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve any investment objectives as described in the Offering Documents. Our financial condition and results of operations will depend on many factors, including our ability to bring our products to commercial production, marketing success and obtaining and maintaining the necessary licenses and certifications.

An investment in our Shares carries a high degree of risk and should be considered as a speculative investment by purchasers. Akanda, Bophelo and Canmart each have a limited history of earnings, limited cash reserves, a limited operating history, have not paid dividends, and are unlikely to pay dividends in the immediate or near future. We are, and upon the completion of the Acquisition, will continue to be in the development and planning phases of our business. Operations are not yet sufficiently established such that we can mitigate the risks associated with planned activities.

We may be presumed to be insolvent from time to time.

In the future, the Company may not be able to pay its debts as they become due. Therefore, the Company may be deemed to be insolvent until the Company receives sufficient proceeds from debt or equity financings, including the Offering, or until it generates sufficient revenues from operations. No assurance can be given that the Company will raise sufficient funds in equity financings, generate sufficient revenues from operations or that the Company will become solvent should a period of insolvency be experienced.

The purchase price of the Shares has been arbitrarily set and does not bear any relationship to our assets, financial condition or our actual or projected performance or on any other criteria of market value.

As a development stage company we lack operating history or other metrics to provide a valuation of the Shares and we arbitrarily set the price and number of offering Shares to reflect our goals of having a balanced ownership between management and the private investors and our consideration of certain market factors. As a result of this arbitrarily defined initial selling price for the Shares offered hereby, such price does not necessarily bear any relationship to our assets, book value, net worth, financial condition, current or anticipated revenue, cash flow, earnings, shareholders’ equity or any other recognized criteria of market value and is not indicative of the price of the Common Shares that may be realized upon disposition of such Common Shares. Purchasers of our equity securities may not be able to resell their shares at or above their purchase price.

We do not expect to pay dividends on any shares of our capital stock in the near future.

It is not expected that we will pay any cash dividends on any shares of our capital stock in the near future. Initially, it is expected that we will retain virtually any and all profit to fund our business and growth plans. Future dividend declarations and payments will be made at the discretion of our board of directors and will depend on, among other things, the capital needed to satisfy current and projected business opportunities, as well as applicable contractual and regulatory requirements. No assurance can be given that our operations will result in sufficient revenues to enable us to operate at profitable levels or to generate positive cash flows. Furthermore, no assurance can be given that our board of directors will declare dividends even if we are profitable.

There may be no public market for our securities and investors may be unable to liquidate their purchased Shares if they need money.

There is no public market for any of our securities. There is no guarantee that an active market for any of our securities will develop or be sustained after the Offering or in the foreseeable future. Therefore, investors may not be able to sell any securities they acquire in connection with the Offering until a public market develops.

There are restrictions on the transfer of our securities.

None of our Shares will be registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or registered or qualified with any state or foreign securities regulatory agency. Until any such registration occurs, investors will not be able to sell, transfer or otherwise dispose of these securities, even if a public market develops for the securities, unless the disposition is exempt from registration under any applicable federal, state or foreign laws. We cannot guarantee that any exemption from registration or qualification will be available subsequent to the Offering. As result, the investors may have to hold the purchased Shares for an indefinite period.

The Company may not be able to achieve its financial projections.

The operating and financial information contained in any projected financial data furnished to investors have been prepared by management of the Company based upon its goals and objectives for the future performance and various assumptions concerning future phenomena. In addition, the Company’s projected results are dependent on the successful implementation of management’s growth and operating strategies and are based on hypothetical assumptions and events over which the Company has only partial or no control. While management believes that its goals and objectives are reasonable and achievable, no assurance can be given that they will be realized. The selection of assumptions underlying the projected information required the exercise of judgment by, and represent the opinions and beliefs of, the Company’s management. Others may have different opinions and beliefs. In addition, the projections have not been compiled, reviewed or examined by any independent public accountants and were not prepared with a view to public disclosure or compliance with published guidelines of the Securities and Exchange Commission or with the guidelines established by the American Institute of Certified Public Accountants regarding projections. Moreover, the Company’s projections are subject to uncertainty due to the effects that economic, legislative, political or other changes may have on future events. Changes in the facts or circumstances underlying such assumptions could materially and adversely affect the projections. To the extent assumed events do not materialize, actual results may vary substantially from the projected results. As a result, no assurance can be given that the Company will achieve the operating or financial results set forth in its financial projections and, accordingly, investors are cautioned about placing undue reliance thereon.

We have broad discretion in how we use the proceeds of this offering and may not use these proceeds effectively, which could affect our results of operations.

We will have considerable discretion in the application of the net proceeds of this Offering. We intend to use the net proceeds from this offering for operating capacity, potential acquisitions, working capital and general corporate purposes. As a result, investors will be relying upon management’s judgment with only limited information about our specific intentions for the use of the balance of the net proceeds of this Offering. We may use the net proceeds for purposes that do not yield a significant return or any return at all for our shareholders. In addition, pending their use, we may invest the net proceeds from this offering in a manner that does not produce income or that loses value.

We have a significant shareholder, which may limit your ability to influence corporate matters and may give rise to conflicts of interest.

We have a significant shareholder, Halo, and certain of our directors and officers including our Executive Chairman, Louisa Mojela, are former directors or officers of Halo. Following this Offering, assuming all of the Shares offered hereby are sold, we anticipate that Halo will own approximately 47.41% of our outstanding Common Shares. Accordingly, Halo exerts and may continue to exert significant influence over us and any action requiring the approval of the holders of our Common Shares, such as election of directors, amendments to our organizational documents, and approval of significant corporate transactions. This concentration of ownership may prevent or discourage unsolicited acquisition proposals or offers for our Common Shares that you may feel are in your best interest as one of our shareholders. Furthermore, the interests of Halo may not always coincide with your interests or the interests of other shareholders and Halo may act in a manner that advances its best interests and not necessarily those of other shareholders.

Investors may be unable to enforce judgments against our directors and officers because our directors and officers reside outside of the United States.

We are incorporated under the laws of the Province of Ontario, Canada and most of our assets are located outside of the United States. Furthermore, most of our directors and officers reside outside of the United States in Canada, the Kingdom of Lesotho and the United Kingdom. As a result, investors may not be able to effect service of process within the United States upon our directors or officers or enforce against them in U.S. courts, judgments predicated on U.S. securities laws. Likewise, it may also be difficult for an investor to enforce in U.S. courts, judgments obtained against these persons in courts located in jurisdictions outside of the United States.

As a result of the above, public shareholders may have more difficulty in protecting their interests in the face of actions taken by management, members of the board of directors or controlling shareholders than they would as public shareholders of a U.S. based company.

Investing in private placements like this offering involves significant risks not present in investments in public offerings.

Investing in private placements involves a high degree of risk. Securities sold through private placements are typically not publicly traded and, therefore, are less liquid. Additionally, investors will receive restricted securities that are subject to holding period requirements. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace. Investing in private placements requires high risk tolerance, low liquidity concerns, and long-term commitments. Investors must be able to afford to lose their entire investment. Investment products are not Federal Deposit Insurance Corporation insured, may lose value, and there is no bank guarantee.

Exhibit D

Akanda Corp. Investor Presentation

(Attached under separate cover)

Exhibit E

August 26, 2021

Akanda Corp.
77 King Street West, Suite 400

Toronto-Dominion Centre
Toronto, Ontario M5K 0A1

Attention: Trevor Scott, Chief Financial Officer

Re: Lock-Up Agreement

Ladies and Gentlemen:

This letter (this “Letter Agreement”) is being delivered to Akanda Corp. (the “Company”) in accordance with the subscription agreement signed and delivered by the undersigned to the Company. In order to induce the Company to proceed with the sale and issuance of Common Shares of the Company (“Common Shares”) to the undersigned pursuant to the subscription agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (the “Securityholder”) hereby agrees with the Company as follows:

1.	Subject to the exceptions set forth herein, the Securityholder agrees not to, without the prior written consent of the Company and the managing underwriter, during the periods specified under (a), (b) and (c) below (the entire period from the date when the period under (a) commences and until the date when the period under (c) expires, the “Lock-up Period”), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Shares, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or other securities, in cash, or otherwise (the actions specified in clauses (i)-(ii), collectively, “Transfer”) as required below:

(a)	From the date when the subscription agreement is signed by both the Securityholder and the Company to the 180th day after the closing of the Company’s initial public offering of Common Shares which results in a listing of the Company’s Common Shares on the NASDAQ Stock Market or another national stock exchange (such first trading day, the “Lock-Up Trigger Date”), the Securityholder shall not Transfer the Purchased Shares.

(b)	Between the 181st and 270th day after the Lock-up Trigger Date, the Securityholder shall not Transfer more than one-third of the Purchased Shares, subject to a maximum sale on any trading day of 3% of the daily volume.

(c)	Between the 271st and 365th day after the Lock-Up Trigger Date, the Securityholder shall not Transfer more than one-third of the Purchased Shares, subject to a maximum sale on any trading day of 3% of the daily volume.

(d)	After the 365th day after the Lock-Up Trigger Date, the Securityholder will be entitled to Transfer the remaining Purchased Shares without restriction.

Notwithstanding the foregoing, commencing 90 days after the Lock-Up Trigger Date, if the Company’s Common Share price is at least 50% higher than the IPO price per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Securityholder may sell up to one-third of its Purchased Shares subject to a maximum sale on any trading day of 3% of the daily volume; and if the Company’s Common Share price is at least 100% higher than the IPO price per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Securityholder may sell up to an additional one-third of its Purchased Shares subject to a maximum sale on any trading day of 3% of the daily volume; and if the Company Common Share price is at least 150% higher than the IPO price per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Securityholder may sell up to an additional one-third of its Purchased Shares constituting a maximum total of all of its Purchased Shares subject to a maximum sale on any trading day of 3% of the daily volume. For purpose of this term, the “IPO price” shall mean the price the Company’s Common Shares are first sold to the public pursuant to an underwritten registered offering resulting in a listing of its Common Shares on the NASDAQ Stock Market or another national stock exchange.

2.	The restrictions set forth in paragraph 1 shall not apply to:

(a)	in the case of a corporation, limited liability company, partnership, trust or other entity, Transfers to its shareholders, members, partners or trust beneficiaries as part of a distribution, including Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity, or to any corporation, partnership or other entity that is its affiliate.

(b)	in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization.

(c)	in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual.

(d)	in the case of an individual, Transfers pursuant to a qualified domestic relations order.

provided, however, that (A) in the case of clauses (a) through (d), these permitted transferees must enter into a written agreement, in substantially the form of this Letter Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Securityholder and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

3.	This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

4.	No party hereto may assign either this Letter Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Securityholder and each of its respective successors, heirs and assigns and permitted transferees.

5.	This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in a court of competent jurisdiction in the Province of Ontario, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

6.	This Letter Agreement shall terminate on the expiration of the Lock-up Period. In addition to the restrictions agreed upon herein, the Securityholder acknowledges and agrees that it shall comply with any Transfer restrictions imposed by the subscription agreement and the applicable law whether within or beyond the Lock-up Period.

7.	The undersigned acknowledges and agrees that Boustead Securities, LLC is an intended, third-party beneficiary of this Agreement and may enforce the Company’s rights hereunder directly against the undersigned as if Boustead Securities, LLC were a party to this Agreement.

The undersigned understands that the Company and the underwriters for the Company’s initial public offering are relying on this Letter Agreement in proceeding toward consummation of the public offering. This Letter Agreement is irrevocable and shall be binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

[SECURITYHOLDER NAME]

Certain portions of this exhibit have been redacted in accordance with Item 601(a)(6) of Regulation S-K. This information is not material and disclosure of such information would constitute an unwarranted invasion of personal privacy. “[*]” indicates that information has been redacted.

SUPPLEMENT NUMBER 1
to
INVESTOR PACKAGE
Dated August 26, 2021
with respect to the offering by

AKANDA CORP.

Offering of a
Minimum of 2,000,000 Shares at $2.50 per Share ($5,000,000)
up to a
Maximum of 4,000,000 Shares at $2.50 per Share ($10,000,000)

The information contained herein corrects and supplements certain information contained in the Confidential Private Placement Investor Package that was previously distributed to you in September 2021 (the “September Investor Package”). Each prospective investor should carefully review and consider the information contained herein before deciding whether to invest in the Shares referred to in the September Investor Package. From and after the date hereof, all references in the September Investor Package to “this Investor Package” (or similar expressions) shall be deemed to refer the September Investor Package as corrected and supplemented by the information contained in this Supplement. Capitalized terms used herein, unless otherwise defined or noted in this Supplement, shall have the meanings set forth in the September Investor Package.

1.            This Supplement extends the offering period to November 29, 2021. The Company may, in its sole discretion, extend the Offering up to an additional 60 days beyond November 29, 2021. The offering period was previously set to expire on September 30, 2021.

Should you have any questions regarding the extension of the offering period or if you have already placed your funds in escrow but no longer desire to go forward with your investment as a result of this change to the offering period, please contact your representative at the placement agent or contact Trevor Scott, Chief Financial Officer of the Company, at [*] or by email at [*].

The date of this Supplement is September 28, 2021

RECONFIRMATION OFFER

The undersigned (“you” or the “Investor”) has subscribed to purchase $_________ (the “Subscription Amount”) of securities of Akanda Corp., a Province of Ontario, Canada corporation (the “Company”), in connection with the Company’s private placement (the “Original Offering”) as described in the Company’s Confidential Private Placement Investor Package, dated August 26, 2021 (the “Investor Package”). The Investor has executed subscription documents and placed the Subscription Amount in an escrow account maintained through Sutter Securities Clearing, LLC.

Following your execution of the subscription documents and payment of the Subscription Amount, the Company and Boustead Securities LLC (the “Placement Agent”) have agreed to extend the last day of the offering period from September 30, 2021 to November 29, 2021. The Company may, in its sole discretion, extend the offering up to an additional 60 days.

The Investor Package has been supplemented as of September 28, 2021, which supplement reflects the fact that the offering period has been extended to November 29, 2021. The Investor Package, as so supplemented, was made available to the Investor by the Placement Agent.

By signing this Reconfirmation Offer in the space provided below, the Investor reconfirms the Investor’s desire to participate in the Offering, acknowledges and agrees to the extended Offering period (to November 29, 2021), and acknowledges and agrees that the Investor has been provided with the Investor Package, updated as described herein, and reconfirms the Investor’s desire to invest the existing Subscription Amount already delivered to escrow into the Offering. If you do not reconfirm on or before September 30, 2021, then the Subscription Amount will be promptly returned to you without interest.

ACKNOWLEDGED AND AGREED TO
AS OF SEPTEMBER ___, 2021

FOR INDIVIDUALS	FOR ENTITIES:

Print Name	Print Name

By:
Signature	Signature of Authorized Signatory

Print Name of Joint Member, if any	Printed Name of Authorized Signatory

Print Title of Authorized Signatory